PHOENIX INVESTMENT PARTNERS

                          ANNUAL REPORT

                                      DECEMBER 31, 2000


ENGEMANN                            > Phoenix-Engemann
                                      Balanced Return Fund

                                    > Phoenix-Engemann
                                      Focus Growth Fund

                                    > Phoenix-Engemann
                                      Nifty Fifty Fund

                                    > Phoenix-Engemann
                                      Small & Mid-Cap
                                      Growth Fund

                                    > Phoenix-Engemann
                                      Value 25 Fund


[LOGO] PHOENIX
       INVESTMENT PARTNERS

MESSAGE FROM THE CHAIRMAN

DEAR FELLOW SHAREHOLDER:
[PHOTO]

  The jubilance with which Wall Street welcomed the new millennium soon collapsed and dissipated into despair by year-end. The bears continued to ravage the stock markets during the fourth quarter, forcing the major indices to sustain their worst annual losses in recent memory.

  Clearly it was a difficult time for stock investing -- one of the most frustrating we have experienced in our more than 30 years of company history. So many forces seemed to be in collusion, countering our best efforts to preserve the value of your portfolios. The Fed continued to raise interest rates during the first half of the year. Energy prices skyrocketed. The euro fell. Some companies announced earnings shortfalls that not only decimated their stock prices but those of all seemingly similar companies as well. All this was aggravated by the lengthy presidential-election turmoil.

  As we move into 2001, we see the gloom lifting and the picture brightening. The Federal Reserve's early, aggressive move to lower interest rates was a very welcome New Year's present that should help to turn the tide. Although it may take a few months for the rate change to show a significant impact, we believe that by midyear the economy will begin to improve.

  Thus, we see a more attractive scenario going forward. We feel investors may well regain their confidence and recognize the value that we believe exists in stocks, particularly in the technology sector. Although technology took the brunt of the market decline in 2000, we believe it will continue to play a very important part in our lives and may still be the fastest-growing segment of our global economy for some time to come.

  This past year has been one of the most volatile that investors have experienced in a very long time. Markets like the one we experienced in 2000 reinforce the value of a professional investment advisor. Mutual fund investing should be a long-term endeavor. Successful investing requires the patience and perspective that a trusted advisor can provide.

  On the following pages, your fund's portfolio managers discuss events in the market over the last 12 months that affected your fund and provide their outlook for the near term. If you have any questions or comments, please call your financial advisor or contact Mutual Fund Services at 1-800-243-1574 between 8:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday.

Sincerely,

/s/ Roger Engemann

Roger Engemann

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

TABLE OF CONTENTS

Phoenix-Engemann Balanced Return Fund.......................         3
Phoenix-Engemann Focus Growth Fund..........................        11
Phoenix-Engemann Nifty Fifty Fund...........................        19
Phoenix-Engemann Small & Mid-Cap Growth Fund................        27
Phoenix-Engemann Value 25 Fund..............................        37
Notes to Financial Statements...............................        45

PHOENIX-ENGEMANN BALANCED RETURN FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks to maximize total investment return, consistent with reasonable risk by investing in a mix of high quality growth stocks and U.S. government securities.

Q: HOW DID THE FUND PERFORM FOR THE 12 MONTHS ENDED DECEMBER 31, 2000?

A: It was good news and bad news for the Phoenix-Engemann Balanced Return Fund in 2000. The good news is that it was the best performing mutual fund in the Phoenix-Engemann Funds. However, the bad news is that it underperformed its benchmark for the year. The Fund's Class A shares returned negative 7.11% compared with a return of negative 1.47% for the Fund's benchmark index.(1) Class B shares were down 7.76% and Class C shares declined 7.79% for the period. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

Q: WHAT WERE THE INVESTMENTS THAT POSITIVELY CONTRIBUTED TO THE FUND'S PERFORMANCE?

A: Our investments in health care area really paid off for us in 2000. In a year when technology was out of favor, Medtronic, Warner-Lambert (which we sold in June), Pfizer and Merck helped shoulder some of the load. All four of these stocks were up strongly in 2000.

    After a poor year in 1999, Tyco came back strongly, and was one of the best performers for us this year. EMC and Citigroup also contributed with double-digit returns.

Q: WHAT WERE SOME OF THE DISAPPOINTMENTS OF THE FUND IN 2000?

A: WorldCom, Lucent, and BMC Software were three of the most disappointing names in 2000. All three companies saw deterioration in the core fundamentals of their business, and the stock prices dropped as a result. In all three cases, the original thesis for owning the companies changed, and we exited the positions.

Q: HOW DID THE FIXED-INCOME PORTION OF THE PORTFOLIO PERFORM DURING THE YEAR?

A: The bond portion of the portfolio was one of the biggest bright spots for the Fund. The bonds posted a positive return in the year and really cushioned the decline in the equity portion of the portfolio. In particular, we are very happy with our decision to reallocate dollars from equities to fixed-income after the stock market rallied in the first quarter of 2000.

Q: WHAT IS YOUR OUTLOOK FOR THE FUND IN 2001?

A: We feel that the Fund "weathered the storm" in 2000 and is poised to do well in 2001. The Fund is set up to benefit from a declining interest rate environment. Specifically, the Fund is invested in quality, high-growth stocks combined with a long-duration bond portfolio. If interest rates decline like we expect them to, we feel that these investments will do very well in 2001.

                                                                JANUARY 19, 2001

(1) THE FUND'S BENCHMARK IS A COMPOSITE OF 60% OF THE S&P 500 INDEX RETURN, 30% OF THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX RETURN, AND 10% OF THE 90-DAY TREASURY BILL RETURN.

Phoenix-Engemann Balanced Return Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/00

                                                             INCEPTION    INCEPTION
                                1 YEAR   5 YEARS  10 YEARS  TO 12/31/00      DATE
                                -------  -------  --------  -----------  ------------
Class A Shares at NAV(2)         (7.11)%  14.70%    13.62%         --            --
Class A Shares at POP(3)        (12.45)   13.35     12.95          --            --
Class B Shares at NAV(2)         (7.76)   13.83        --       12.60%       1/3/94
Class B Shares with CDSC(4)     (11.05)   13.83        --       12.60        1/3/94
Class C Shares at NAV(2)         (7.79)   13.81        --       12.59        1/3/94
Class C Shares with CDSC(4)      (7.79)   13.81        --       12.59        1/3/94
S&P 500 Index(6)                 (9.19)   18.42     17.50       18.37        1/3/94
Balanced Benchmark(7)            (1.47)   13.64     13.51       13.36        Note 8

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B and Class C shares will vary due to differing sales charges.
(6) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
(7) The Balanced Benchmark is a composite index made up of 60% of the S&P 500 Index return, 30% of the Lehman Brothers Government/Corporate Bond Index return and 10% of the 90-day Treasury Bill return. The Index's performance does not reflect sales charges.
(8)  Index information from 1/31/94 to 12/31/00.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX-ENGEMANN BALANCED RETURN
               FUND CLASS A(5)           BALANCED BENCHMARK(7)  S&P 500 INDEX(6)
12/90                            $9,425                $10,000           $10,000
91                              $13,090                $12,372           $13,054
92                              $13,678                $13,276           $14,058
93                              $14,011                $14,556           $15,464
94                              $13,390                $14,588           $15,669
95                              $17,029                $18,734           $21,546
96                              $20,058                $21,560           $26,555
97                              $23,865                $26,557           $35,417
98                              $30,815                $32,117           $45,602
99                              $36,392                $36,040           $55,240
00                              $33,804                $35,511           $50,165

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/90 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology          45%
Health Care         29%
Capital Goods        8%
Financials           5%
Consumer Cyclicals   4%
Consumer Staples     4%
Energy               3%
Other                2%

Phoenix-Engemann Balanced Return Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  U.S. Government Securities                                    52.8%
        U.S. TREASURY BONDS & NOTES
    2.  Pfizer, Inc.                                                   4.7%
        HEALTH-CARE AND CONSUMER PRODUCTS PRODUCER
    3.  Medtronic, Inc.                                                2.8%
        MANUFACTURER OF CARDIAC PACEMAKERS AND MEDICAL SERVICES
    4.  Cisco Systems, Inc.                                            2.4%
        MANUFACTURER OF COMPUTER NETWORK PRODUCTS
    5.  EMC Corp.                                                      2.4%
        MANUFACTURER OF COMPUTER STORAGE PRODUCTS
    6.  Tyco International Ltd.                                        2.3%
        DIVERSIFIED MANUFACTURING AND SERVICE COMPANY
    7.  Merck & Co., Inc.                                              1.6%
        ETHICAL DRUG AND SPECIALTY CHEMICAL PRODUCER
    8.  Texas Instruments, Inc.                                        1.5%
        MANUFACTURER OF SEMICONDUCTORS AND ELECTRONIC EQUIPMENT
    9.  Pharmacia Corp.                                                1.4%
        LIFE-SCIENCES COMPANY
   10.  Oracle Corp.                                                   1.4%
        MARKETS DATABASE MANAGEMENT SOFTWARE

                        INVESTMENTS AT DECEMBER 31, 2000

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)       VALUE
                                          ------------  --------  ------------
U.S. GOVERNMENT SECURITIES--52.8%

U.S. TREASURY BONDS--29.6%
U.S. Treasury Bonds 9.25%, 2/15/16......      AAA       $ 38,000  $ 52,425,256

U.S. TREASURY NOTES--23.2%
U.S. Treasury Notes 6.50%, 8/15/05......      AAA         39,000    41,237,274
------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $88,200,737)                                       93,662,530
------------------------------------------------------------------------------

                                               SHARES
                                              --------
COMMON STOCKS--41.0%

BROADCASTING (TELEVISION, RADIO & CABLE)--0.7%
Univision Communications, Inc.
Class A(b)..............................        30,000     1,228,125

COMMUNICATIONS EQUIPMENT--1.6%
CIENA Corp.(b)..........................         6,000       487,500
Corning, Inc............................        10,000       528,125
JDS Uniphase Corp.(b)...................        10,000       416,875
Tellabs, Inc.(b)........................        25,000     1,412,500
                                                        ------------
                                                           2,845,000
                                                        ------------

COMPUTERS (HARDWARE)--1.6%
Brocade Communications Systems,
Inc.(b).................................        10,000       918,125

                                               SHARES      VALUE
                                              --------  ------------
COMPUTERS (HARDWARE)--CONTINUED
Sun Microsystems, Inc.(b)...............        68,000  $  1,895,500
                                                        ------------
                                                           2,813,625
                                                        ------------

COMPUTERS (NETWORKING)--2.4%
Cisco Systems, Inc.(b)..................       112,000     4,284,000

COMPUTERS (PERIPHERALS)--2.4%
EMC Corp.(b)............................        64,000     4,256,000

COMPUTERS (SOFTWARE & SERVICES)--5.2%
America Online, Inc.(b).................        47,000     1,635,600
BEA Systems, Inc.(b)....................        27,000     1,817,437
Exodus Communications, Inc.(b)..........        24,000       480,000
i2 Technologies, Inc.(b)................        12,000       652,500
Oracle Corp.(b).........................        86,000     2,499,375
Siebel Systems, Inc.(b).................         8,000       541,000
VERITAS Software Corp.(b)...............        18,000     1,575,000
                                                        ------------
                                                           9,200,912
                                                        ------------

ELECTRICAL EQUIPMENT--0.7%
Solectron Corp.(b)......................        35,000     1,186,500

ELECTRONICS (SEMICONDUCTORS)--4.5%
Analog Devices, Inc.(b).................        19,000       972,563
Applied Micro Circuits Corp.(b).........        11,000       825,516
Maxim Integrated Products, Inc.(b)......        25,000     1,195,313
PMC-Sierra, Inc.(b).....................         8,000       629,000
SDL, Inc.(b)............................         2,000       296,375
Texas Instruments, Inc..................        55,000     2,605,625

                       See Notes to Financial Statements                       5

Phoenix-Engemann Balanced Return Fund

                                               SHARES      VALUE
                                              --------  ------------
ELECTRONICS (SEMICONDUCTORS)--CONTINUED
Xilinx, Inc.(b).........................        30,000  $  1,383,750
                                                        ------------
                                                           7,908,142
                                                        ------------

ENTERTAINMENT--1.0%
Viacom, Inc. Class B(b).................        38,000     1,776,500

FINANCIAL (DIVERSIFIED)--2.0%
American Express Co.....................        20,000     1,098,750
Citigroup, Inc..........................        47,333     2,416,941
                                                        ------------
                                                           3,515,691
                                                        ------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--8.4%
Genentech, Inc.(b)......................        16,000     1,304,000
Merck & Co., Inc........................        30,000     2,808,750
Pfizer, Inc.............................       180,000     8,280,000
Pharmacia Corp..........................        42,000     2,562,000
                                                        ------------
                                                          14,954,750
                                                        ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--4.1%
Guidant Corp.(b)........................        44,000     2,373,250
Medtronic, Inc..........................        81,000     4,890,375
                                                        ------------
                                                           7,263,625
                                                        ------------

MANUFACTURING (DIVERSIFIED)--2.3%
Tyco International Ltd..................        75,000     4,162,500
NATURAL GAS--0.7%
Enron Corp..............................        14,000     1,163,750

OIL & GAS (EXPLORATION & PRODUCTION)--1.4%
Anadarko Petroleum Corp.................        18,000     1,279,440
Burlington Resources, Inc...............        24,000     1,212,000
                                                        ------------
                                                           2,491,440
                                                        ------------

                                               SHARES      VALUE
                                              --------  ------------

RETAIL (BUILDING SUPPLIES)--1.1%
Home Depot, Inc. (The)..................        44,000  $  2,010,250

RETAIL (GENERAL MERCHANDISE)--0.7%
Wal-Mart Stores, Inc....................        25,000     1,328,125

TELECOMMUNICATIONS (LONG DISTANCE)--0.2%
Allegiance Telecom, Inc.(b).............        13,000       289,452
--------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $56,515,905)                             72,678,387
--------------------------------------------------------------------

FOREIGN COMMON STOCKS--2.0%

COMMUNICATIONS EQUIPMENT--1.6%
Nokia Oyj ADR (Finland).................        30,000     1,305,000
Nortel Networks Corp. (Canada)..........        50,000     1,603,125
                                                        ------------
                                                           2,908,125
                                                        ------------

ELECTRICAL EQUIPMENT--0.4%
Flextronics International Ltd.
(Singapore)(b)..........................        26,000       741,000
--------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $6,103,251)                               3,649,125
--------------------------------------------------------------------

TOTAL INVESTMENTS--95.8%
(IDENTIFIED COST $150,819,893)             169,990,042(a)
Other assets and liabilities, net--4.2%      7,389,621
                                          ------------
NET ASSETS--100.0%                        $177,379,663
                                          ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $30,858,472 and gross depreciation of $11,688,322 for federal income tax purposes. At
     December 31, 2000, the aggregate cost of securities for federal income tax purposes was $150,819,893.
(b)  Non-income producing.

6                      See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $150,819,893)                              $  169,990,042
Cash                                                               4,923,660
Receivables
  Interest and dividends                                           2,330,231
  Fund shares sold                                                   739,052
                                                              --------------
    Total assets                                                 177,982,985
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            285,661
  Investment advisory fee                                            110,365
  Distribution                                                        73,766
  Registration fee                                                    40,004
  Transfer agent fee                                                  32,382
  Financial agent fee                                                 15,199
  Trustees' fee                                                        1,334
Accrued expenses                                                      44,611
                                                              --------------
    Total liabilities                                                603,322
                                                              --------------
NET ASSETS                                                    $  177,379,663
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  160,561,280
Undistributed net investment income                                  277,070
Accumulated net realized loss                                     (2,628,836)
Net unrealized appreciation                                       19,170,149
                                                              --------------
NET ASSETS                                                    $  177,379,663
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $121,272,372)                3,800,271
Net asset value per share                                             $31.91
Offering price per share $31.91/(1-5.75%)                             $33.86
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $33,959,851)                 1,085,799
Net asset value and offering price per share                          $31.28
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $22,147,440)                   706,679
Net asset value and offering price per share                          $31.34

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Interest                                                      $   5,442,817
Dividends                                                           293,206
Foreign taxes withheld                                                 (197)
                                                              -------------
    Total investment income                                       5,735,826
                                                              -------------
EXPENSES
Investment advisory fee                                           1,349,035
Distribution fee, Class A                                           325,434
Distribution fee, Class B                                           339,804
Distribution fee, Class C                                           214,225
Financial agent fee                                                  96,267
Administration                                                      412,829
Transfer agent                                                       95,374
Registration                                                         46,845
Printing                                                             30,139
Professional                                                         23,794
Trustees                                                             16,114
Custodian                                                             4,445
Miscellaneous                                                         4,446
                                                              -------------
    Total expenses                                                2,958,751
                                                              -------------
NET INVESTMENT INCOME                                             2,777,075
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                  14,590,489
Net change in unrealized appreciation (depreciation) on
  investments                                                   (32,122,151)
                                                              -------------
NET LOSS ON INVESTMENTS                                         (17,531,662)
                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          ($ 14,754,587)
                                                              =============

                       See Notes to Financial Statements                       7

Phoenix-Engemann Balanced Return Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            12/31/00      12/31/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $  2,777,075  $    489,187
  Net realized gain (loss)                  14,590,489     5,917,606
  Net change in unrealized appreciation
    (depreciation)                         (32,122,151)   17,431,518
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              (14,754,587)   23,838,311
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A            (1,951,731)     (489,187)
  Net investment income, Class B              (332,651)           --
  Net investment income, Class C              (215,623)           --
  Net realized gains, Class A               (9,900,328)   (6,406,492)
  Net realized gains, Class B               (2,845,948)   (1,606,363)
  Net realized gains, Class C               (1,826,846)     (906,849)
  In excess of net investment income,
    Class A                                         --       (25,941)
  In excess of net realized gains,
    Class A                                 (1,785,914)      (29,581)
  In excess of net realized gains,
    Class B                                   (513,379)       (7,417)
  In excess of net realized gains,
    Class C                                   (329,544)       (4,187)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (19,701,964)   (9,476,017)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (963,774
    and 1,413,697 shares, respectively)     38,010,451    51,433,069
  Net asset value of shares issued from
    reinvestment of distributions
    (414,546 and 167,310 shares,
    respectively)                           12,889,181     6,421,251
  Cost of shares repurchased (760,853
    and 483,447 shares, respectively)      (29,688,339)  (17,823,682)
                                          ------------  ------------
Total                                       21,211,293    40,030,638
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (354,908
    and 521,062 shares, respectively)       13,608,614    18,703,613
  Net asset value of shares issued from
    reinvestment of distributions
    (105,331 and 37,162 shares,
    respectively)                            3,209,325     1,402,126
  Cost of shares repurchased (176,396
    and 91,202 shares, respectively)        (6,734,024)   (3,292,239)
                                          ------------  ------------
Total                                       10,083,915    16,813,500
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (272,732
    and 263,121 shares, respectively)       10,307,740     9,526,650
  Net asset value of shares issued from
    reinvestment of distributions
    (70,428, and 21,486 shares,
    respectively)                            2,151,065       812,372
  Cost of shares repurchased (103,667
    and 38,401 shares, respectively)        (3,831,967)   (1,373,573)
                                          ------------  ------------
Total                                        8,626,838     8,965,449
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                 39,922,046    65,809,587
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS      5,465,495    80,171,881
NET ASSETS
  Beginning of period                      171,914,168    91,742,287
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS)
    OF $277,070 AND $0, RESPECTIVELY]     $177,379,663  $171,914,168
                                          ============  ============

8                      See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                         CLASS A
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                2000           1999          1998          1997          1996
Net asset value, beginning of period        $  38.80       $  34.83       $ 29.05       $ 28.08       $ 25.39
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                  0.66           0.21(1)       0.40          0.30(1)       0.29(1)
  Net realized and unrealized gain (loss)      (3.52)          6.07          8.03          4.98          4.23
                                            --------       --------       -------       -------       -------
      TOTAL FROM INVESTMENT OPERATIONS         (2.86)          6.28          8.43          5.28          4.52
                                            --------       --------       -------       -------       -------
LESS DISTRIBUTIONS
  Dividends from net investment income         (0.58)         (0.16)        (0.40)        (0.32)        (0.30)
  Dividends from net realized gains            (2.92)         (2.13)        (2.25)        (3.99)        (1.53)
  In excess of net investment income              --          (0.01)           --            --            --
  In excess of net realized gains              (0.53)         (0.01)           --            --            --
                                            --------       --------       -------       -------       -------
      TOTAL DISTRIBUTIONS                      (4.03)         (2.31)        (2.65)        (4.31)        (1.83)
                                            --------       --------       -------       -------       -------
Change in net asset value                      (6.89)          3.97          5.78          0.97          2.69
                                            --------       --------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD              $  31.91       $  38.80       $ 34.83       $ 29.05       $ 28.08
                                            ========       ========       =======       =======       =======
Total return(2)                               (7.11)%         18.10%        29.12%        18.98%        17.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $121,272       $123,482       $72,620       $56,610       $51,947

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.37%           1.56%         1.63%          1.7%(3)       2.0%(3)
  Net investment income (loss)                 1.71%           0.58%         1.15%          1.0%          1.1%
Portfolio turnover                               50%             41%          124%         40.3%         35.1%

         (1)            Computed using average shares outstanding.
         (2)            Maximum sales load is not reflected in the total return
                        calculation.
         (3)            If the administrator had not waived fees and reimbursed
                        expenses, the ratios of operating expenses to average net
                        assets would have been 1.70% and 2.10% for the periods ended
                        December 31, 1997 and 1996, respectively.

                       See Notes to Financial Statements                       9

Phoenix-Engemann Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                               2000          1999          1998          1997          1996
Net asset value, beginning of period        $ 38.13       $ 34.37       $ 28.76       $ 27.85       $ 25.26
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                 0.34         (0.06)(1)      0.13          0.08(1)       0.09(1)
  Net realized and unrealized gain (loss)     (3.40)         5.96          7.91          4.93          4.16
                                            -------       -------       -------       -------       -------
      TOTAL FROM INVESTMENT OPERATIONS        (3.06)         5.90          8.04          5.01          4.25
                                            -------       -------       -------       -------       -------
LESS DISTRIBUTIONS
  Dividends from net investment income        (0.34)           --         (0.18)        (0.11)        (0.13
  Dividends from net realized gains           (2.92)        (2.13)        (2.25)        (3.99)        (1.53)
  In excess of net realized gains             (0.53)        (0.01)           --            --            --
                                            -------       -------       -------       -------       -------
      TOTAL DISTRIBUTIONS                     (3.79)        (2.14)        (2.43)        (4.10)        (1.66)
                                            -------       -------       -------       -------       -------
Change in net asset value                     (6.85)         3.76          5.61          0.91          2.59
                                            -------       -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD              $ 31.28       $ 38.13       $ 34.37       $ 28.76       $ 27.85
                                            =======       =======       =======       =======       =======
Total return(2)                              (7.76)%       17.22%         28.06%        18.15%        16.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $33,960       $30,580       $11,512        $7,125        $4,609

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          2.12%         2.30%          2.38%          2.4%(3)       2.7%(3)
  Net investment income (loss)                0.98%        (0.16)%         0.39%          0.3%          0.3%
Portfolio turnover                              50%           41%           124%         40.3%         35.1%

                                                                      CLASS C
                                            ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                               2000          1999         1998         1997         1996
Net asset value, beginning of period        $ 38.21       $ 34.44       $28.80       $27.88       $25.28
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                 0.34         (0.06)(1)     0.14         0.08(1)      0.09(1)
  Net realized and unrealized gain (loss)     (3.41)         5.97         7.92         4.92         4.16
                                            -------       -------       ------       ------       ------
      TOTAL FROM INVESTMENT OPERATIONS        (3.07)         5.91         8.06         5.00         4.25
                                            -------       -------       ------       ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income        (0.35)           --        (0.17)       (0.09)       (0.12)
  Dividends from net realized gains           (2.92)        (2.13)       (2.25)       (3.99)       (1.53)
  In excess of net realized gains             (0.53)        (0.01)          --           --           --
                                            -------       -------       ------       ------       ------
      TOTAL DISTRIBUTIONS                     (3.80)        (2.14)       (2.42)       (4.08)       (1.65)
                                            -------       -------       ------       ------       ------
Change in net asset value                     (6.87)         3.77         5.64         0.92         2.60
                                            -------       -------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD              $ 31.34       $ 38.21       $34.44       $28.80       $27.88
                                            =======       =======       ======       ======       ======
Total return(2)                              (7.79)%       17.22%        28.07%       18.11%       16.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $22,147       $17,852       $7,610       $5,581       $4,183

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          2.12%         2.30%         2.38%         2.4%(3)      2.7%(3)
  Net investment income (loss)                0.99%        (0.16)%        0.39%         0.3%         0.3%
Portfolio turnover                              50%           41%          124%        40.3%        35.1%

         (1)            Computed using average shares outstanding.
         (2)            Maximum sales load is not reflected in the total return
                        calculation.
         (3)            If the administrator had not waived fees and reimbursed
                        expenses, the ratios of operating expenses to average net
                        assets would have been 2.50% and 2.80% for the periods ended
                        December 31, 1997 and 1996, respectively.

10                     See Notes to Financial Statements

PHOENIX-ENGEMANN FOCUS GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund's investment objective is long-term growth of capital through a classic growth approach.

Q: HOW DID THE FUND FARE OVER THE LAST 12 MONTHS?

A: The year 2000 was a difficult period for all investors as the major indices sustained their worst annual losses in recent memory. For the 12 months ended December 31, 2000, Class A shares were down 27.50%, Class B shares fell 28.07% and Class C shares declined 28.07% compared with a negative return of 22.43% for the Russell 1000 Growth Index(1) and a negative return of 9.19% for the S&P 500 Index(2). All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

Q: WHAT WERE SOME OF THE FACTORS THAT HURT PERFORMANCE?

A: The Fund underperformed in 2000 for the same reasons it outperformed last year. The stocks of large-cap, faster growing companies underperformed both smaller-cap growth stocks as well as value stocks during 2000. The Phoenix-Engemann Focus Growth Fund is concentrated in those companies that demonstrate strong industry leadership, barriers to entry, competitive advantage, outstanding financial performance, and rapid growth.

    During the early part of the year, the portfolio continued its solid performance Unfortunately, as the markets corrected during the spring of 2000, and then again in late fall 2000, the Fund's holdings experienced dramatic swings in performance and finished the reporting period at its low point of the year.

Q: WHAT IS YOUR OUTLOOK FOR 2001?

A: We believe the outlook for 2001 is very positive as a number of factors have aligned themselves to favor large-cap, concentrated portfolios, such as the Phoenix-Engemann Focus Growth Fund. Stocks are much cheaper than they were at the beginning of 2000; the economy has slowed, virtually eliminating any inflationary pressures; in early 2001 the Federal Reserve has demonstrated a renewed interest in easing rates and money supply; and global economies remain robust. During times of slowing economic activity, leading companies such as those held in the Fund should outperform the average stock and demonstrate strong performance as the economy re-accelerates, although, of course, past performance is not a guarantee.

    We look forward to a prosperous 2001, and thank you for you patience and support.

                                                                JANUARY 30, 2001

(1) THE RUSSELL 1000 GROWTH INDEX MEASURES LARGE-CAP GROWTH-ORIENTED STOCK TOTAL-RETURN PERFORMANCE.
(2) THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Engemann Focus Growth Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/00

                                                             INCEPTION    INCEPTION
                                1 YEAR   5 YEARS  10 YEARS  TO 12/31/00      DATE
                                -------  -------  --------  -----------  ------------
Class A Shares at NAV(2)        (27.50)%  16.22%    15.41%         --            --
Class A Shares at POP(3)        (31.67)   14.85     14.73          --            --
Class B Shares at NAV(2)        (28.07)   15.33        --       13.84%       1/3/94
Class B Shares with CDSC(4)     (30.50)   15.33        --       13.84        1/3/94
Class C Shares at NAV(2)        (28.07)   15.33        --       13.84        1/3/94
Class C Shares with CDSC(4)     (28.07)   15.33        --       13.84        1/3/94
S&P 500 Index(6)                 (9.19)   18.42     17.50       18.37        1/3/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B and Class C shares will vary due to differing sales charges.
(6) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX-ENGEMANN GROWTH
           FUND CLASS A(5)      S&P 500 INDEX(6)
12/90                   $9,425           $10,000
91                     $15,818           $13,054
92                     $16,173           $14,058
93                     $15,224           $15,464
94                     $14,653           $15,669
95                     $18,632           $21,546
96                     $22,823           $26,555
97                     $26,483           $35,417
98                     $36,391           $45,602
99                     $54,492           $55,240
00                     $39,504           $50,165

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/90 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology          53%
Health Care         18%
Financials          11%
Consumer Cyclicals   8%
Capital Goods        6%
Consumer Staples     3%
Utilities            1%

Phoenix-Engemann Focus Growth Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Pfizer, Inc.                                                   6.4%
        HEALTH-CARE AND CONSUMER PRODUCTS PRODUCER
    2.  Cisco Systems, Inc.                                            6.0%
        COMPUTER NETWORK PRODUCER
    3.  EMC Corp.                                                      5.8%
        MANUFACTURER OF COMPUTER STORAGE PRODUCTS
    4.  General Electric Co.                                           4.5%
        CONSUMER AND INDUSTRIAL PRODUCTS PRODUCER
    5.  Texas Instruments, Inc.                                        4.2%
        MANUFACTURER OF ELECTRICAL EQUIPMENT AND SEMICONDUCTORS
    6.  America Online, Inc.                                           3.8%
        ONLINE COMPUTER SERVICES PROVIDER
    7.  Merck & Co., Inc.                                              3.6%
        ETHICAL DRUG AND SPECIALTY CHEMICAL COMPANY
    8.  Tellabs, Inc.                                                  3.6%
        MANUFACTURER OF VOICE AND DATA COMMUNICATIONS EQUIPMENT
    9.  JDS Uniphase Corp.                                             3.6%
        PROVIDER OF ADVANCED FIBER OPTIC COMPONENTS AND MODULES
   10.  Medtronic, Inc.                                                3.4%
        MANUFACTURES CARDIAC AND MEDICAL SERVICES PRODUCTS

                        INVESTMENTS AT DECEMBER 31, 2000

                                           SHARES      VALUE
                                          --------  ------------
COMMON STOCKS--89.0%
BIOTECHNOLOGY--1.2%
Immunex Corp.(b)....................      156,000   $  6,337,500

BROADCASTING (TELEVISION, RADIO & CABLE)--1.5%
Univision Communications, Inc. Class
A(b)................................      200,000      8,187,500
COMMUNICATIONS EQUIPMENT--10.3%
CIENA Corp.(b)......................       57,000      4,631,250
Corning, Inc........................      236,000     12,463,750
JDS Uniphase Corp.(b)...............      460,000     19,176,250
Tellabs, Inc.(b)....................      344,100     19,441,650
                                                    ------------
                                                      55,712,900
                                                    ------------

COMPUTERS (HARDWARE)--5.1%
Dell Computer Corp.(b)..............      525,000      9,154,687
Palm, Inc.(b).......................      119,000      3,369,187
Sun Microsystems, Inc.(b)...........      538,000     14,996,750
                                                    ------------
                                                      27,520,624
                                                    ------------

COMPUTERS (NETWORKING)--6.0%
Cisco Systems, Inc.(b)..............      845,448     32,338,386

COMPUTERS (PERIPHERALS)--5.8%
EMC Corp.(b)........................      468,000     31,122,000

COMPUTERS (SOFTWARE & SERVICES)--10.6%
America Online, Inc.(b).............      584,000     20,323,200
BEA Systems, Inc.(b)................      259,000     17,433,938
Exodus Communications, Inc.(b)......      242,000      4,840,000

                                           SHARES      VALUE
                                          --------  ------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
Oracle Corp.(b).....................      192,000   $  5,580,000
VERITAS Software Corp.(b)...........      104,000      9,100,000
                                                    ------------
                                                      57,277,138
                                                    ------------

ELECTRICAL EQUIPMENT--4.5%
General Electric Co.................      510,000     24,448,125

ELECTRONICS (SEMICONDUCTORS)--6.1%
Intel Corp..........................      347,600     10,449,725
Texas Instruments, Inc..............      472,400     22,379,950
                                                    ------------
                                                      32,829,675
                                                    ------------

ENTERTAINMENT--1.0%
Viacom, Inc. Class B(b).............      120,000      5,610,000

EQUIPMENT (SEMICONDUCTORS)--1.7%
Broadcom Corp. Class A(b)...........      106,000      8,904,000

FINANCIAL (DIVERSIFIED)--5.6%
American Express Co.................      282,000     15,492,375
Citigroup, Inc......................      289,333     14,774,066
                                                    ------------
                                                      30,266,441
                                                    ------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--12.6%
Genentech, Inc.(b)..................      172,000     14,018,000
Merck & Co., Inc....................      208,200     19,492,725
Pfizer, Inc.........................      754,300     34,697,800
                                                    ------------
                                                      68,208,525
                                                    ------------

                       See Notes to Financial Statements                      13

Phoenix-Engemann Focus Growth Fund

                                           SHARES      VALUE
                                          --------  ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--3.4%
Medtronic, Inc......................      300,200   $ 18,124,575

INVESTMENT BANKING/BROKERAGE--4.9%
Goldman Sachs Group, Inc. (The).....      100,000     10,693,750
Merrill Lynch & Co., Inc............      232,000     15,819,500
                                                    ------------
                                                      26,513,250
                                                    ------------

NATURAL GAS--1.2%
Enron Corp..........................       80,000      6,650,000

RETAIL (BUILDING SUPPLIES)--3.2%
Home Depot, Inc. (The)..............      375,000     17,132,813

RETAIL (GENERAL MERCHANDISE)--2.6%
Wal-Mart Stores, Inc................      259,000     13,759,375

RETAIL (SPECIALTY)--1.7%
Bed Bath & Beyond, Inc.(b)..........      410,000      9,173,750
----------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $300,690,867)                       480,116,577
----------------------------------------------------------------

                                           SHARES      VALUE
                                          --------  ------------

FOREIGN COMMON STOCKS--4.9%

COMMUNICATIONS EQUIPMENT--4.0%
Nokia Oyj ADR (Finland).............      385,000   $ 16,747,500
Nortel Networks Corp. (Canada)......      150,000      4,809,375
                                                    ------------
                                                      21,556,875
                                                    ------------

ELECTRICAL EQUIPMENT--0.9%
Flextronics International Ltd.
(Singapore)(b)......................      167,000      4,759,500
----------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $28,526,179)                         26,316,375
----------------------------------------------------------------

TOTAL INVESTMENTS--93.9%
(IDENTIFIED COST $329,217,046)                        506,432,952(a)
Other assets and liabilities, net--6.1%                32,828,536
                                                     ------------
NET ASSETS--100.0%                                   $539,261,488
                                                     ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $238,183,743 and gross depreciation of $60,967,837 for federal income tax purposes. At
     December 31, 2000, the aggregate cost of securities for federal income tax purposes was $329,217,046.
(b)  Non-income producing.

14                     See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $329,217,046)                              $  506,432,952
Cash                                                              34,064,438
Receivables
  Fund shares sold                                                   573,304
  Dividends and interest                                             384,570
                                                              --------------
    Total assets                                                 541,455,264
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                          1,368,742
  Investment advisory fee                                            390,710
  Distribution fee                                                   197,283
  Transfer agent fee                                                 109,440
  Financial agent fee                                                 29,605
  Trustees' fee                                                        1,333
Accrued expenses                                                      96,663
                                                              --------------
    Total liabilities                                              2,193,776
                                                              --------------
NET ASSETS                                                    $  539,261,488
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 363,074,321
Accumulated net realized loss                                     (1,028,739)
Net unrealized appreciation                                      177,215,906
                                                              --------------
NET ASSETS                                                    $  539,261,488
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $430,883,920)               20,824,336
Net asset value per share                                             $20.69
Offering price per share $20.69/(1-5.75%)                             $21.95
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $66,488,286)                 3,522,967
Net asset value and offering price per share                          $18.87
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $41,889,282)                 2,219,720
Net asset value and offering price per share                          $18.87

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Dividends                                                     $   1,916,140
Interest                                                          1,566,281
Foreign taxes withheld                                               (8,164)
                                                              -------------
    Total investment income                                       3,474,257
                                                              -------------
EXPENSES
Investment advisory fee                                           5,747,974
Distribution fee, Class A                                         1,470,616
Distribution fee, Class B                                           978,276
Distribution fee, Class C                                           563,438
Financial agent Fee                                                 189,030
Administration                                                    1,531,730
Transfer agent                                                      325,439
Printing                                                             80,191
Registration                                                         43,054
Professional                                                         34,199
Trustees                                                             16,463
Custodian                                                             4,763
Miscellaneous                                                         5,510
                                                              -------------
    Total expenses                                               10,990,683
                                                              -------------
NET INVESTMENT LOSS                                              (7,516,426)
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                  75,012,569
Net realized loss on written options                               (228,253)
Net change in unrealized appreciation (depreciation) on
  investments                                                  (278,754,296)
                                                              -------------
NET LOSS ON INVESTMENTS                                        (203,969,980)
                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(211,486,406)
                                                              =============

                       See Notes to Financial Statements                      15

Phoenix-Engemann Focus Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended     Year Ended
                                            12/31/00       12/31/99
                                          ------------  --------------
FROM OPERATIONS
  Net investment income (loss)            $ (7,516,426)  $ (7,242,469)
  Net realized gain (loss)                  74,784,316     86,481,655
  Net change in unrealized appreciation
    (depreciation)                        (278,754,296)   184,957,338
                                          ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS             (211,486,406)   264,196,524
                                          ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A              (58,773,830)  (103,359,347)
  Net realized gains, Class B               (9,819,510)   (18,563,891)
  Net realized gains, Class C               (6,190,975)    (9,894,149)
  In excess of net realized gains, Class
    A                                         (808,498)    (2,793,835)
  In excess of net realized gains, Class
    B                                         (135,078)      (501,788)
  In excess of net realized gains, Class
    C                                          (85,164)      (267,443)
                                          ------------   ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (75,813,055)  (135,380,453)
                                          ------------   ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (2,382,873 and 2,437,653 shares,
    respectively)                           78,173,098     77,978,236
  Net asset value of shares issued from
    reinvestment of distributions
    (2,698,104 and 2,932,699 shares,
    respectively)                           53,672,607     95,019,463
  Cost of shares repurchased (2,948,862
    and 3,126,770 shares, respectively)    (94,953,609)   (98,805,876)
                                          ------------   ------------
Total                                       36,892,096     74,191,823
                                          ------------   ------------
CLASS B
  Proceeds from sales of shares (550,835
    and 672,999 shares, respectively)       16,366,326     19,484,473
  Net asset value of shares issued from
    reinvestment of distributions
    (501,729 and 575,602 shares,
    respectively)                            9,102,560     17,377,421
  Cost of shares repurchased (964,619
    and 402,631 shares, respectively)      (28,445,807)   (11,482,014)
                                          ------------   ------------
Total                                       (2,976,921)    25,379,880
                                          ------------   ------------
CLASS C
  Proceeds from sales of shares (395,307
    and 417,135 shares, respectively)       11,616,502     12,312,851
  Net asset value of shares issued from
    reinvestment of distributions
    (313,307 and 308,840 shares,
    respectively)                            5,685,788      9,323,884
  Cost of shares repurchased (319,865
    and 251,773 shares, respectively)       (9,113,328)    (7,279,393)
                                          ------------   ------------
Total                                        8,188,962     14,357,342
                                          ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                 42,104,137    113,929,045
                                          ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS   (245,195,324)   242,745,116
NET ASSETS
  Beginning of period                      784,456,812    541,711,696
                                          ------------   ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $539,261,488   $784,456,812
                                          ============   ============

16                     See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                   CLASS A
                                                 ----------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
                                                     2000             1999             1998             1997             1996
Net asset value, beginning of period             $  33.24         $  26.82         $  20.43         $  21.94         $  19.28
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)                   (0.27)           (0.31)           (0.16)           (0.16)           (0.14)
  Net realized and unrealized gain
    (loss)                                          (9.00)           13.48             7.76             3.51             4.47
                                                 --------         --------         --------         --------         --------
      TOTAL FROM INVESTMENT OPERATIONS              (9.27)           13.17             7.60             3.35             4.33
                                                 --------         --------         --------         --------         --------
LESS DISTRIBUTIONS
  Dividends from net investment income                 --               --               --               --               --
  Dividends from net realized gains                 (3.23)           (6.57)           (1.21)           (4.86)           (1.67)
  In excess of net realized gains                   (0.05)           (0.18)              --               --               --
                                                 --------         --------         --------         --------         --------
      TOTAL DISTRIBUTIONS                           (3.28)           (6.75)           (1.21)           (4.86)           (1.67)
                                                 --------         --------         --------         --------         --------
Change in net asset value                          (12.55)            6.42             6.39            (1.51)            2.66
                                                 --------         --------         --------         --------         --------
NET ASSET VALUE, END OF PERIOD                   $  20.69         $  33.24         $  26.82         $  20.43         $  21.94
                                                 ========         ========         ========         ========         ========
Total return(2)                                   (27.50)%          49.74%           37.41%           16.04%            22.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $430,884         $621,386         $441,146         $383,481         $426,785

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                1.32%            1.54%            1.58%             1.6%(3)           1.6%(3)
  Net investment income (loss)                     (0.86)%          (1.04)%          (0.72)%           (0.7)%            (0.6)%
Portfolio turnover                                    59%              56%             119%            70.6%             70.1%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the administrator had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.60% and 1.60% for the periods ended December 31, 1997 and 1996, respectively.

                       See Notes to Financial Statements                      17

Phoenix-Engemann Focus Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       CLASS B
                                                      -------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------------------------------------
                                                          2000             1999            1998            1997            1996
Net asset value, beginning of period                  $  30.97         $  25.49         $ 19.61         $ 21.40         $ 18.99
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)                        (0.47)           (0.51)          (0.32)          (0.34)          (0.31)
  Net realized and unrealized gain (loss)                (8.35)           12.74            7.41            3.41            4.39
                                                      --------         --------         -------         -------         -------
      TOTAL FROM INVESTMENT OPERATIONS                   (8.82)           12.23            7.09            3.07            4.08
                                                      --------         --------         -------         -------         -------
LESS DISTRIBUTIONS
  Dividends from net investment income                      --               --              --              --              --
  Dividends from net realized gains                      (3.23)           (6.57)          (1.21)          (4.86)          (1.67)
  In excess of net realized gains                        (0.05)           (0.18)             --              --              --
                                                      --------         --------         -------         -------         -------
      TOTAL DISTRIBUTIONS                                (3.28)           (6.75)          (1.21)          (4.86)          (1.67)
                                                      --------         --------         -------         -------         -------
Change in net asset value                               (12.10)            5.48            5.88           (1.79)           2.41
                                                      --------         --------         -------         -------         -------
NET ASSET VALUE, END OF PERIOD                        $  18.87         $  30.97         $ 25.49         $ 19.61         $ 21.40
                                                      ========         ========         =======         =======         =======
Total return(2)                                        (28.07)%          48.64%          36.38%          15.13%           21.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $66,488         $106,372         $65,986         $54,267         $49,444

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                     2.07%            2.29%           2.33%            2.4%(3)          2.3%(3)
  Net investment income (loss)                          (1.61)%          (1.78)%         (1.47)%          (1.5)%           (1.5)%
Portfolio turnover                                         59%              56%            119%           70.6%            70.1%

                                                                                      CLASS C
                                                      -----------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                      -----------------------------------------------------------------------
                                                         2000            1999            1998            1997            1996
Net asset value, beginning of period                  $ 30.97         $ 25.49         $ 19.61         $ 21.40         $ 18.99
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)                       (0.47)          (0.51)          (0.32)          (0.34)          (0.31)
  Net realized and unrealized gain (loss)               (8.35)          12.74            7.41            3.41            4.39
                                                      -------         -------         -------         -------         -------
      TOTAL FROM INVESTMENT OPERATIONS                  (8.82)          12.23            7.09            3.07            4.08
                                                      -------         -------         -------         -------         -------
LESS DISTRIBUTIONS
  Dividends from net investment income                     --              --              --              --              --
  Dividends from net realized gains                     (3.23)          (6.57)          (1.21)          (4.86)          (1.67)
  In excess of net realized gains                       (0.05)          (0.18)             --              --              --
                                                      -------         -------         -------         -------         -------
      TOTAL DISTRIBUTIONS                               (3.28)          (6.75)          (1.21)          (4.86)          (1.67)
                                                      -------         -------         -------         -------         -------
Change in net asset value                              (12.10)           5.48            5.88           (1.79)           2.41
                                                      -------         -------         -------         -------         -------
NET ASSET VALUE, END OF PERIOD                        $ 18.87         $ 30.97         $ 25.49         $ 19.61         $ 21.40
                                                      =======         =======         =======         =======         =======
Total return(2)                                       (28.07)%         48.64%          36.38%          15.13%           21.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $41,889         $56,699         $34,580         $29,222         $27,239

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                    2.07%           2.29%           2.33%            2.4%(3)          2.3%(3)
  Net investment income (loss)                         (1.61)%         (1.78)%         (1.47)%          (1.5)%           (1.5)%
Portfolio turnover                                        59%             56%            119%           70.6%            70.1%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the administrator had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.40% and 2.40% for the periods ended December 31, 1997 and 1996, respectively.

18                     See Notes to Financial Statements

PHOENIX-ENGEMANN NIFTY FIFTY FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund's investment objective is long-term growth of capital.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR?

A: For the 12 months ended December 31, 2000, Class A shares were down 18.75%, Class B shares fell 19.34%, and Class C shares declined 19.37%. The S&P 500 Index(1) had a negative return of 9.19% for the year. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

Q: WHAT FACTORS AFFECTED PERFORMANCE THIS YEAR?

A: There were two major themes capturing the stock market's attention in 2000. First was the euphoria about the "New Economy" and the implications of major technology investments by large organizations. This was tempered in the second half of the year by higher interest rates and the resulting slowdown in economic activity. Like most things in life, we think the ultimate answer will be somewhere in the middle. Yes, the economy is slowing in the near term, but many of these "New Economy" initiatives, such as the Internet and wireless communications, will ultimately be built out.

Q: WERE ANY INDUSTRY SECTORS OR INDIVIDUAL STOCKS PARTICULARLY DISAPPOINTING?

A: Obviously, technology stocks were disappointing. But outside of some near-term cyclical issues, we think the prospects for these companies remain bright. Apart from technology, the consumer cyclical issues were also weak. We think this was also a function of the Federal Reserve's policy to cool off the economy. Additionally, the fourth quarter faced a difficult comparison from 1999's Y2K buildup.

Q: WHAT IS YOUR OUTLOOK FOR 2001?

A: We like the market's chances in 2001. We have seen a major correction in equity prices, thus offering us some attractive valuations. More importantly, the Federal Reserve should be much more accommodating to economic growth, and companies will hopefully be able to take advantage of easier second-half comparisons.

                                                                JANUARY 18, 2001

(1) THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Engemann Nifty Fifty Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/00

                                                             INCEPTION    INCEPTION
                                1 YEAR   5 YEARS  10 YEARS  TO 12/31/00      DATE
                                -------  -------  --------  -----------  ------------
Class A Shares at NAV(2)        (18.75)%  17.02%    17.26%         --      12/17/90
Class A Shares at POP(3)        (23.43)   15.64     16.57          --      12/17/90
Class B Shares at NAV(2)        (19.34)   16.15        --       15.34%       1/3/94
Class B Shares with CDSC(4)     (21.98)   16.15        --       15.34        1/3/94
Class C Shares at NAV(2)        (19.37)   16.14        --       15.33        1/3/94
Class C Shares with CDSC(4)     (19.37)   16.14        --       15.33        1/3/94
S&P 500 Index(7)                 (9.19)   18.42     17.50      Note 5        Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 17.60% for Class A (since 12/17/90) and 18.37% for Class B and C (since 1/3/94), respectively.
(6) This chart illustrates POP returns on Class A shares only. Returns on Class B and Class C shares will vary due to differing sales charges.
(7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX-ENGEMANN NIFTY FIFTY
             FUND CLASS A(6)         S&P 500 INDEX(7)
12/90                        $9,425           $10,000
91                          $15,800           $13,054
92                          $16,381           $14,058
93                          $16,295           $15,464
94                          $16,467           $15,669
95                          $21,112           $21,546
96                          $26,711           $26,555
97                          $31,847           $35,417
98                          $43,035           $45,602
99                          $57,011           $55,240
00                          $46,319           $50,165

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/90 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology          47%
Health Care         25%
Financials          14%
Consumer Cyclicals   7%
Consumer Staples     5%
Capital Goods        1%
Utilities            1%

Phoenix-Engemann Nifty Fifty Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Pfizer, Inc.                                                   7.6%
        HEALTH-CARE AND CONSUMER PRODUCTS PRODUCER

    2.  EMC Corp.                                                      7.0%
        MANUFACTURER OF COMPUTER STORAGE PRODUCTS

    3.  Medtronic, Inc.                                                4.7%
        MANUFACTURES CARDIAC AND MEDICAL SERVICES PRODUCTS

    4.  Cisco Systems, Inc.                                            4.6%
        COMPUTER NETWORK PRODUCER

    5.  BEA Systems, Inc.                                              4.6%
        DESIGNS COMPUTER SOFTWARE
    6.  Stilwell Financial, Inc.                                       4.3%
        A HOLDING COMPANY FOR THE GROUP OF BUSINESSES AND INVESTMENTS THAT
        COMPRISE THE FINANCIAL SERVICES OF KCSI
    7.  Texas Instruments, Inc.                                        4.2%
        MANUFACTURES SEMICONDUCTOR AND ELECTRICAL EQUIPMENT
    8.  Genentech, Inc.                                                4.1%
        HEALTH-CARE SUPPLIER, SPECIALIZING IN GENE-SPLICING
    9.  American Express Co.                                           3.7%
        TRAVEL AND INVESTMENT SERVICES COMPANY
   10.  Pharmacia Corp.                                                3.5%
        PHARMACEUTICAL AND HEALTH-CARE PRODUCTS PRODUCER

                        INVESTMENTS AT DECEMBER 31, 2000

                                           SHARES      VALUE
                                          --------  ------------
COMMON STOCKS--96.4%
BIOTECHNOLOGY--0.6%
Immunex Corp.(b)....................       66,315   $  2,694,047
BROADCASTING (TELEVISION, RADIO & CABLE)--1.4%
Univision Communications, Inc. Class
A(b)................................      140,000      5,731,250
COMMUNICATIONS EQUIPMENT--4.8%
CIENA Corp.(b)......................       33,000      2,681,250
Corning, Inc........................      117,750      6,218,672
JDS Uniphase Corp.(b)...............      131,000      5,461,062
Tellabs, Inc.(b)....................      100,000      5,650,000
                                                    ------------
                                                      20,010,984
                                                    ------------

COMPUTERS (HARDWARE)--3.8%
Brocade Communications Systems,
Inc.(b).............................       50,620      4,647,549
Palm, Inc.(b).......................       90,000      2,548,125
Sun Microsystems, Inc.(b)...........      306,000      8,529,750
                                                    ------------
                                                      15,725,424
                                                    ------------

COMPUTERS (NETWORKING)--4.6%
Cisco Systems, Inc.(b)..............      506,748     19,383,111

COMPUTERS (PERIPHERALS)--7.0%
EMC Corp.(b)........................      441,000     29,326,500

COMPUTERS (SOFTWARE & SERVICES)--12.1%
America Online, Inc.(b).............      185,000      6,438,000
BEA Systems, Inc.(b)................      285,000     19,184,062

                                           SHARES      VALUE
                                          --------  ------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
eBay, Inc.(b).......................       36,000   $  1,188,000
i2 Technologies, Inc.(b)............       32,000      1,740,000
Oracle Corp.(b).....................      300,000      8,718,750
Siebel Systems, Inc.(b).............      130,000      8,791,250
VERITAS Software Corp.(b)...........       52,500      4,593,750
                                                    ------------
                                                      50,653,812
                                                    ------------

ELECTRONICS (SEMICONDUCTORS)--10.6%
Analog Devices, Inc.(b).............       32,000      1,638,000
Applied Micro Circuits Corp.(b).....       58,000      4,352,719
Intel Corp..........................      352,000     10,582,000
Maxim Integrated Products,
Inc.(b).............................      103,000      4,924,687
PMC-Sierra, Inc.(b).................       26,550      2,087,494
Texas Instruments, Inc..............      368,000     17,434,000
Xilinx, Inc.(b).....................       75,000      3,459,375
                                                    ------------
                                                      44,478,275
                                                    ------------

ENTERTAINMENT--1.5%
Viacom, Inc. Class B(b).............       53,000      2,477,750
Walt Disney Co. (The)...............      135,000      3,906,563
                                                    ------------
                                                       6,384,313
                                                    ------------

EQUIPMENT (SEMICONDUCTORS)--2.3%
KLA-Tencor Corp.(b).................      288,000      9,702,000

FINANCIAL (DIVERSIFIED)--7.3%
American Express Co.................      284,000     15,602,250

                       See Notes to Financial Statements                      21

Phoenix-Engemann Nifty Fifty Fund

                                           SHARES      VALUE
                                          --------  ------------
FINANCIAL (DIVERSIFIED)--CONTINUED
Citigroup, Inc......................      203,000   $ 10,365,687
Morgan Stanley Dean Witter & Co.....       56,000      4,438,000
                                                    ------------
                                                      30,405,937
                                                    ------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--17.0%
Genentech, Inc.(b)..................      210,000     17,115,000
Merck & Co., Inc....................       75,600      7,078,050
Pfizer, Inc.........................      694,600     31,951,600
Pharmacia Corp......................      243,070     14,827,270
                                                    ------------
                                                      70,971,920
                                                    ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--6.8%
Guidant Corp.(b)....................      167,000      9,007,563
Medtronic, Inc......................      322,600     19,476,975
                                                    ------------
                                                      28,484,538
                                                    ------------
INVESTMENT BANKING/BROKERAGE--2.4%
Merrill Lynch & Co., Inc............       82,000      5,591,375
Schwab (Charles) Corp. (The)........      158,000      4,483,250
                                                    ------------
                                                      10,074,625
                                                    ------------
INVESTMENT MANAGEMENT--4.3%
Stilwell Financial, Inc.............      458,000     18,062,375
NATURAL GAS--0.8%
Enron Corp..........................       39,000      3,241,875

RESTAURANTS--1.6%
Starbucks Corp.(b)..................      155,000      6,858,750
RETAIL (BUILDING SUPPLIES)--2.4%
Home Depot, Inc. (The)..............      223,500     10,211,156

                                           SHARES      VALUE
                                          --------  ------------

RETAIL (COMPUTERS & ELECTRONICS)--0.9%
RadioShack Corp.....................       90,000   $  3,853,125

RETAIL (GENERAL MERCHANDISE)--2.5%
Wal-Mart Stores, Inc................      195,000     10,359,375

RETAIL (SPECIALTY)--1.5%
Bed Bath & Beyond, Inc.(b)..........      276,100      6,177,738

SERVICES (DATA PROCESSING)--0.2%
Automatic Data Processing, Inc......       10,000        633,125
----------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $288,704,941)                       403,424,255
----------------------------------------------------------------

FOREIGN COMMON STOCKS--2.2%

COMMUNICATIONS EQUIPMENT--1.3%
Nortel Networks Corp. (Canada)......      170,000      5,450,625
TyCom Ltd. (Bermuda)(b).............        7,000        156,625
                                                    ------------
                                                       5,607,250
                                                    ------------

ELECTRICAL EQUIPMENT--0.9%
Flextronics International Ltd.
(Singapore)(b)......................      130,000      3,705,000
----------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $16,953,339)                          9,312,250
----------------------------------------------------------------

TOTAL INVESTMENTS--98.6%
(IDENTIFIED COST $305,658,280)         412,736,505(a)
Other assets and liabilities,
net--1.4%                                6,055,865
                                      ------------
NET ASSETS--100.0%                    $418,792,370
                                      ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $155,524,780 and gross depreciation of $48,547,401 for federal income tax purposes. At
     December 31, 2000, the aggregate cost of securities for federal income tax purposes was $305,759,126.
(b)  Non-income producing.

22                     See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $305,658,280)                              $  412,736,505
Cash                                                               7,105,905
Receivables
  Fund shares sold                                                   730,198
  Dividends and interest                                             108,504
                                                              --------------
    Total assets                                                 420,681,112
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                          1,159,623
  Investment advisory fee                                            300,699
  Distribution fee                                                   199,194
  Transfer agent fee                                                 102,313
  Financial agent fee                                                 26,029
  Trustees' fee                                                        1,333
Accrued expenses                                                      99,551
                                                              --------------
    Total liabilities                                              1,888,742
                                                              --------------
NET ASSETS                                                    $  418,792,370
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  312,338,648
Accumulated net realized loss                                       (624,503)
Net unrealized appreciation                                      107,078,225
                                                              --------------
NET ASSETS                                                    $  418,792,370
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $258,962,037)                8,326,452
Net asset value per share                                             $31.10
Offering price per share $31.10/(1-5.75%)                             $33.00
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $104,963,587)                3,640,489
Net asset value and offering price per share                          $28.83
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $54,866,746)                 1,903,589
Net asset value and offering price per share                          $28.82

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Dividends                                                     $    1,348,369
Interest                                                             836,032
Foreign taxes withheld                                               (10,140)
                                                              --------------
    Total investment income                                        2,174,261
                                                              --------------
EXPENSES
Investment advisory fee                                            4,220,556
Distribution fee, Class A                                            792,868
Distribution fee, Class B                                          1,354,073
Distribution fee, Class C                                            728,437
Financial agent fee                                                  166,140
Administration                                                     1,157,015
Transfer agent                                                       301,899
Printing                                                              78,625
Registration                                                          42,098
Professional                                                          26,513
Trustees                                                              17,396
Custodian                                                              5,054
Miscellaneous                                                          5,097
                                                              --------------
    Total expenses                                                 8,895,771
                                                              --------------
NET INVESTMENT LOSS                                               (6,721,510)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   70,346,914
Net change in unrealized appreciation (depreciation) on
  investments                                                   (165,108,765)
                                                              --------------
NET LOSS ON INVESTMENTS                                          (94,761,851)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ (101,483,361)
                                                              ==============

                       See Notes to Financial Statements                      23

Phoenix-Engemann Nifty Fifty Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            12/31/00      12/31/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $ (6,721,510) $ (5,531,589)
  Net realized gain (loss)                  70,346,914    40,441,424
  Net change in unrealized appreciation
    (depreciation)                        (165,108,765)   93,107,575
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS             (101,483,361)  128,017,410
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A              (40,915,574)  (32,506,365)
  Net realized gains, Class B              (17,830,841)  (14,737,596)
  Net realized gains, Class C               (9,338,498)   (7,456,863)
  In excess of net realized gains,
    Class A                                   (927,807)           --
  In excess of net realized gains,
    Class B                                   (404,334)           --
  In excess of net realized gains,
    Class C                                   (211,761)           --
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (69,628,815)  (54,700,824)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (1,161,063 and 1,492,778 shares,
    respectively)                           52,701,168    63,251,908
  Net asset value of shares issued from
    reinvestment of distributions
    (1,313,488 and 650,922 shares,
    respectively)                           38,130,506    29,512,798
  Cost of shares repurchased (1,108,185
    and 1,241,476 shares, respectively)    (50,306,418)  (53,099,694)
                                          ------------  ------------
Total                                       40,525,256    39,665,012
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (507,150
    and 634,388 shares, respectively)       21,926,814    25,899,845
  Net asset value of shares issued from
    reinvestment of distributions
    (603,206 and 300,215 shares,
    respectively)                           16,238,458    12,885,223
  Cost of shares repurchased (643,244
    and 367,722 shares, respectively)      (27,498,313)  (15,038,011)
                                          ------------  ------------
Total                                       10,666,959    23,747,057
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (392,743
    and 398,511 shares, respectively)       16,721,786    16,321,818
  Net asset value of shares issued from
    reinvestment of distributions
    (314,934 and 154,070 shares,
    respectively)                            8,474,898     6,611,132
  Cost of shares repurchased (426,664
    and 230,854 shares, respectively)      (17,283,594)   (9,311,630)
                                          ------------  ------------
Total                                        7,913,090    13,621,320
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                 59,105,305    77,033,389
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS   (112,006,871)  150,349,975
NET ASSETS
  Beginning of period                      530,799,241   380,449,266
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME
    (LOSS) OF $0 AND $0, RESPECTIVELY]    $418,792,370  $530,799,241
                                          ============  ============

24                     See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS A
                                            --------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31
                                            --------------------------------------------------------------------
                                                2000           1999           1998           1997           1996
Net asset value, beginning of period        $  46.16       $  38.80       $  29.21       $  26.50       $  22.18
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)              (0.44)         (0.41)         (0.20)         (0.20)         (0.12)
  Net realized and unrealized gain (loss)      (8.64)         12.92          10.45           5.23           6.00
                                            --------       --------       --------       --------       --------
      TOTAL FROM INVESTMENT OPERATIONS         (9.08)         12.51          10.25           5.03           5.88
                                            --------       --------       --------       --------       --------
LESS DISTRIBUTIONS
  Dividends from net investment income            --             --             --             --             --
  Dividends from net realized gains            (5.85)         (5.15)         (0.66)         (2.32)         (1.56)
  In excess of net realized gains              (0.13)            --             --             --             --
                                            --------       --------       --------       --------       --------
      TOTAL DISTRIBUTIONS                      (5.98)         (5.15)         (0.66)         (2.32)         (1.56)
                                            --------       --------       --------       --------       --------
Change in net asset value                     (15.06)          7.36           9.59           2.71           4.32
                                            --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD              $  31.10       $  46.16       $  38.80       $  29.21       $  26.50
                                            ========       ========       ========       ========       ========
Total return(2)                              (18.75)%        32.47%         35.13%         19.23%          26.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $258,962       $321,299       $235,065       $176,378       $145,469

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.40%          1.58%          1.60%           1.6%(3)         1.7%(3)
  Net investment income (loss)                (0.98)%        (0.97)%        (0.61)%         (0.7)%          (0.4)%
Portfolio turnover                               88%            43%            92%          68.8%           41.9%

         (1)            Computed using average shares outstanding.
         (2)            Maximum sales load is not reflected in the total return
                        calculation.
         (3)            If the administrator had not waived fees and reimbursed
                        expenses, the ratio of operating expenses to average net
                        assets would have been 1.60% and 1.80% for the periods ended
                        December 31, 1997 and 1996, respectively.

                       See Notes to Financial Statements                      25

Phoenix-Engemann Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS B
                                            --------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31
                                            --------------------------------------------------------------------
                                                2000           1999           1998           1997           1996
Net asset value, beginning of period        $  43.68       $  37.21       $  28.24       $  25.88       $  21.85
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)              (0.74)         (0.70)         (0.43)         (0.42)         (0.30)
  Net realized and unrealized gain (loss)      (8.13)         12.32          10.06           5.10           5.89
                                            --------       --------       --------       --------       --------
      TOTAL FROM INVESTMENT OPERATIONS         (8.87)         11.62           9.63           4.68           5.59
                                            --------       --------       --------       --------       --------
LESS DISTRIBUTIONS
  Dividends from net investment income            --             --             --             --             --
  Dividends from net realized gains            (5.85)         (5.15)         (0.66)         (2.32)         (1.56)
  In excess of net realized gains              (0.13)            --             --             --             --
                                            --------       --------       --------       --------       --------
      TOTAL DISTRIBUTIONS                      (5.98)         (5.15)         (0.66)         (2.32)         (1.56)
                                            --------       --------       --------       --------       --------
Change in net asset value                     (14.85)          6.47           8.97           2.36           4.03
                                            --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD              $  28.83       $  43.68       $  37.21       $  28.24       $  25.88
                                            ========       ========       ========       ========       ========
Total return(2)                              (19.34)%        31.47%         34.14%         18.33%          25.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $104,964       $138,626        $96,983        $68,051        $47,143

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.15%          2.33%          2.35%           2.4%(3)         2.5%(3)
  Net investment income (loss)                (1.73)%        (1.72)%        (1.35)%         (1.4)%          (1.2)%
Portfolio turnover                               88%            43%            92%          68.8%           41.9%

                                                                          CLASS C
                                            --------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31
                                            --------------------------------------------------------------------
                                                2000           1999           1998           1997           1996
Net asset value, beginning of period        $  43.68       $  37.21       $  28.24       $  25.88       $  21.85
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)              (0.74)         (0.70)         (0.43)         (0.42)         (0.30)
  Net realized and unrealized gain (loss)      (8.14)         12.32          10.06           5.10           5.89
                                            --------       --------       --------       --------       --------
      TOTAL FROM INVESTMENT OPERATIONS         (8.88)         11.62           9.63           4.68           5.59
                                            --------       --------       --------       --------       --------
LESS DISTRIBUTIONS
  Dividends from net investment income            --             --             --             --             --
  Dividends from net realized gains            (5.85)         (5.15)         (0.66)         (2.32)         (1.56)
  In excess of net realized gains              (0.13)            --             --             --             --
                                            --------       --------       --------       --------       --------
      TOTAL DISTRIBUTIONS                      (5.98)         (5.15)         (0.66)         (2.32)         (1.56)
                                            --------       --------       --------       --------       --------
Change in net asset value                     (14.86)          6.47           8.97           2.36           4.03
                                            --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD              $  28.82       $  43.68       $  37.21       $  28.24       $  25.88
                                            ========       ========       ========       ========       ========
Total return(2)                              (19.37)%        31.47%         34.14%         18.33%          25.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $54,867        $70,875        $48,401        $39,773        $26,092

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.15%          2.33%          2.35%           2.4%(3)         2.5%(3)
  Net investment income (loss)                (1.73)%        (1.72)%        (1.35)%         (1.4)%          (1.2)%
Portfolio turnover                               88%            43%            92%          68.8%           41.9%

         (1)            Computed using average shares outstanding.
         (2)            Maximum sales load is not reflected in the total return
                        calculation.
         (3)            If the administrator had not waived fees and reimbursed
                        expenses, the ratio of operating expenses to average net
                        assets would have been 2.40% and 2.50% for the periods ended
                        December 31, 1997 and 1996, respectively.

26                     See Notes to Financial Statements

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term growth of capital. Investors should note that the Fund may invest in small-company stocks, which involves added risks, such as greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR?

A: For the 12 months ended December 31, 2000, Class A shares were down 14.60%, Class B shares fell 15.24% and Class C shares declined 15.25%. For the same period, the S&P 500 Index(1) had a negative return of 9.19%, the Russell 2000 Growth Index(2) declined 22.43% and the Russell 2000 Index(3) was down 3.02%. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

Q: HOW WOULD YOU CHARACTERIZE THE SMALL-CAP MARKETS THIS YEAR?

A: Volatile and challenging to say the least. As we reflect upon the past year, there are several thoughts that emerge. First, 1999 was an exceptional year. Along with outstanding performance, excess was created as capital became inexpensive and too many unsound business concepts were funded. Much of this excess was unwound in 2000, with very painful results for growth investors. Second, the adage "don't fight the Fed" finally came true. With the Federal Reserve raising interest in late 1999 and continuing to for most of the year, it was only a matter of time before they successfully slowed the economy. These two themes created tremendous volatility and in some cases losses for investors.

Q: HOW DID THIS ENVIRONMENT AFFECT PERFORMANCE?

A: The Phoenix-Engemann Small & Mid-Cap Growth Fund was down 14.6% for the year. When viewed in isolation, this does not appear all that attractive. When you consider our 1999 return, the near 40% decline for Nasdaq(4) and the -22% return for our benchmark, the Russell 2000 Growth Index, we are somewhat comforted.

Q: TELL US ABOUT SOME OF YOUR WINNERS AND LOSERS.

A: Given the challenging environment, we remained focused on what we believed were the best long-term growth businesses. We were fortunate that our two largest positions, Applied Micro Circuits and BEA Systems, despite being technology-related companies, significantly outperformed the Nasdaq. In addition, several of our holdings were acquired by larger companies, including Ortel, MMC Networks, and SDLI, which benefited performance.

    In terms of poor performers, we had quite a few; however, in most cases the positions were relatively small. One area in which we had several investments that did not work out was the semiconductor capital equipment group. As the Federal Reserve began to raise rates, this was one of the first areas to see a slowdown. Two companies in this area that performed poorly were Advanced Energy Systems and PRI Automation.

                                                                     (continued)

(1) THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE.
(2) THE RUSSELL 2000 GROWTH INDEX MEASURES SMALL-CAP GROWTH-ORIENTED STOCK TOTAL-RETURN PERFORMANCE.
(3) THE RUSSELL 2000 INDEX MEASURES SMALL-CAP STOCK TOTAL-RETURN PERFORMANCE.
(4) THE NASDAQ MEASURES TECHNOLOGY-ORIENTED STOCK TOTAL-RETURN PERFORMANCE. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT IS YOUR OUTLOOK FOR 2001?

A: We are every excited about the upcoming year as many of the pressures that existed in 2000 are reversing. First, with clear evidence that the economy is slowing, the Federal Reserve, in a surprise move early in January of this year, lowered interest rates by one half of one percent. This should set the stage for continued rate cuts throughout the year, in our opinion. In addition, stocks are a lot cheaper than they were at the beginning of 2000. Moreover, we believe inflation remains very much under control. And finally, we believe we own a portfolio of companies that have very good growth prospects.

                                                                JANUARY 31, 2001

Phoenix-Engemann Small & Mid-Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/00

                                                   INCEPTION    INCEPTION
                                1 YEAR   5 YEARS  TO 12/31/00      DATE
                                -------  -------  -----------  ------------
Class A Shares at NAV(2)        (14.60)%  28.25%      30.55%     10/10/94
Class A Shares at POP(3)        (19.51)   26.74       29.32      10/10/94
Class B Shares at NAV(2)        (15.24)      --       23.76       9/18/96
Class B Shares with CDSC(4)     (18.63)      --       23.52       9/18/96
Class C Shares at NAV(2)        (15.25)      --       21.46       10/8/96
Class C Shares with CDSC(4)     (15.25)      --       21.46       10/8/96
Russell 2000 Index(8)            (3.02)   10.31      Note 5        Note 5
Russell 2000 Growth Index(9)    (22.43)    7.14      Note 6        Note 6

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5)  Index performance is 12.42% for Class A (since 10/10/94), 9.88% for
     Class B (since 9/18/96) and 9.55% for Class C (since 10/8/96), respectively.
(6)  Index performance is 10.43% for Class A (since 10/10/94), 6.31% for
     Class B (since 9/18/96) and 5.92% for Class C (since 10/8/96), respectively.
(7) This chart illustrates POP returns on Class A shares only. Returns on Class B and Class C shares will vary due to differing sales charges.
(8) The Russell 2000 Index is an unmanaged, commonly used measure of total return performance of small-capitalization stocks. The Index's performance does not reflect sales charges.
(9) The Russell 2000 Growth Index is an unmanaged, commonly used measure of total return performance of small-capitalization growth-oriented stocks. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH
                   FUND CLASS A(7)              RUSSELL 2000 GROWTH INDEX(9)  RUSSELL 2000 INDEX(8)

10/94                                   $9,425                       $10,000                $10,000

94                                     $11,376                       $10,021                 $9,877

95                                     $14,297                       $13,132                $12,686

96                                     $21,784                       $14,611                $14,778

97                                     $27,537                       $16,502                $18,083

98                                     $31,473                       $16,706                $17,622

99                                     $58,097                       $23,905                $21,368

00                                     $49,614                       $18,543                $20,723

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/10/94 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology          45%

Health Care         17%

Financials          11%

Consumer Cyclicals  10%

Energy               7%

Consumer Staples     6%

Capital Goods        2%

Other                2%

Phoenix-Engemann Small & Mid-Cap Growth Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1.  Applied Micro Circuits Corp.         6.1%
     MANUFACTURES INTEGRATED CIRCUITS

 2.  BEA Systems, Inc.                    4.5%
     DESIGNS COMPUTER SOFTWARE

 3.  Whole Foods Market, Inc.             3.1%
     NATURAL FOOD SUPERMARKET CHAIN

 4.  Metris Cos., Inc.                    2.7%
     MARKETS CONSUMER CREDIT PRODUCTS

 5.  NYFIX, Inc.                          2.5%
     A DEVELOPER AND MARKETER OF ADVANCED
     ELECTRONIC TRADING SYSTEMS
 6.  Cost Plus, Inc.                      2.2%
     DISCOUNT SPECIALTY RETAILER
 7.  Peregrine Systems, Inc.              1.9%
     COMPUTER SOFTWARE DEVELOPER
 8.  Stilwell Financial, Inc.             1.8%
     A HOLDING COMPANY FOR THE GROUP OF
     BUSINESSES AND INVESTMENTS THAT COMPRISE
     THE FINANCIAL SERVICES OF KCSI
 9.  Corporate Executive Board Co. (The)  1.8%
     MANAGEMENT SERVICES PROVIDER
10.  IDEC Pharmaceuticals Corp.           1.7%
     DEVELOPS IMMUNE SYSTEM PHARMACEUTICALS

                        INVESTMENTS AT DECEMBER 31, 2000

                                               SHARES       VALUE
                                              --------   ------------
COMMON STOCKS--83.6%
AIR FREIGHT--0.4%
Expeditors International of Washington,
Inc.....................................       30,000    $  1,610,625
BANKS (REGIONAL)--1.0%
Investors Financial Services Corp.......       48,000       4,128,000
BIOTECHNOLOGY--6.5%
Aviron(b)...............................      100,000       6,681,250
COR Therapeutics, Inc.(b)...............       94,000       3,307,625
Corixa Corp.(b).........................       30,090         838,759
Enzon, Inc.(b)..........................       20,500       1,272,281
IDEC Pharmaceuticals Corp.(b)...........       36,800       6,975,900
Myriad Genetics, Inc.(b)................       40,000       3,310,000
NPS Pharmaceuticals, Inc.(b)............       64,900       3,115,200
Pharmacyclics, Inc.(b)..................       20,000         685,000
                                                         ------------
                                                           26,186,015
                                                         ------------
COMMUNICATIONS EQUIPMENT--1.3%
Efficient Networks, Inc.(b).............      131,000       1,866,750
McData Corp. Class B(b).................       39,750       2,176,312
Metawave Communications Corp.(b)........      104,500         953,562
Vina Technologies, Inc.(b)..............      119,250         387,562
                                                         ------------
                                                            5,384,186
                                                         ------------
COMPUTERS (HARDWARE)--0.3%
Cosine Communications, Inc.(b)..........       28,825         399,947
JNI Corp.(b)............................       43,790         993,486
                                                         ------------
                                                            1,393,433
                                                         ------------
COMPUTERS (PERIPHERALS)--2.5%
NYFIX, Inc.(b)..........................      418,900      10,132,144

                                               SHARES       VALUE
                                              --------   ------------
COMPUTERS (SOFTWARE & SERVICES)--16.0%
Agile Software Corp.(b).................       80,600    $  3,979,625
Aspsecure.com Corp.(b)(c)...............      120,000         390,000
BEA Systems, Inc.(b)....................      270,000      18,174,375
C-bridge Internet Solutions, Inc.(b)....      100,000         390,625
Commerce One, Inc.(b)...................       90,000       2,278,125
Extensity, Inc.(b)......................       57,000         342,891
Intertrust Technologies Corp.(b)........       76,000         256,500
Interwoven, Inc.(b).....................      100,000       6,593,750
Keynote Systems, Inc.(b)................       56,000         794,500
LivePerson, Inc.(b).....................      187,220         198,921
Manugistics Group, Inc.(b)..............       45,000       2,565,000
NetIQ Corp.(b)..........................       54,000       4,718,250
OPNET Technologies, Inc.(b).............       67,750       1,020,484
Peregrine Systems, Inc.(b)..............      400,000       7,900,000
Predictive Systems, Inc.(b).............       75,000         536,719
PurchasePro.com, Inc.(b)................      230,000       4,025,000
Retek, Inc.(b)..........................       58,000       1,413,750
SeeBeyond Technology Corp.(b)...........      150,000       1,537,500
SilverStream Software, Inc.(b)..........      125,000       2,578,125
StorageNetworks, Inc.(b)................       26,000         645,125
Ulticom, Inc.(b)........................      113,975       3,882,273
Vastera, Inc.(b)........................       58,300         932,800
                                                         ------------
                                                           65,154,338
                                                         ------------
CONSUMER FINANCE--2.7%
Metris Cos., Inc........................      415,000      10,919,687
ELECTRIC COMPANIES--1.3%
TNPC, Inc.(b)...........................      413,460       4,057,076
UtiliCorp United, Inc...................       39,400       1,221,400
                                                         ------------
                                                            5,278,476
                                                         ------------

30                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                                               SHARES       VALUE
                                              --------   ------------
ELECTRICAL EQUIPMENT--0.7%
Active Power, Inc.(b)...................       70,125    $  1,538,367
PECO II, Inc.(b)........................       54,715       1,415,751
                                                         ------------
                                                            2,954,118
                                                         ------------
ELECTRONICS (DEFENSE)--0.9%
Aeroflex, Inc.(b).......................      124,000       3,574,687
ELECTRONICS (INSTRUMENTATION)--3.2%
Aurora Biosciences Corp.(b).............       34,000       1,068,875
Bruker Daltonics, Inc.(b)...............       97,500       2,297,344
Caliper Technologies Corp.(b)...........        5,000         235,000
Caliper Technologies Corp.(b)(c)........       45,780       2,151,660
Ciphergen Biosystems, Inc.(b)...........       46,850         620,762
Computer Access Technology Corp.(b).....       61,600         631,400
Illumina, Inc.(b).......................       53,000         851,312
Rudolph Technologies, Inc.(b)...........      166,000       5,011,125
                                                         ------------
                                                           12,867,478
                                                         ------------
ELECTRONICS (SEMICONDUCTORS)--11.4%
Applied Micro Circuits Corp.(b).........      332,850      24,979,352
Elantec Semiconductor, Inc.(b)..........       56,410       1,565,377
MIPS Technologies, Inc. Class A(b)......      111,000       2,962,312
Micrel, Inc.(b).........................      152,000       5,120,500
Oplink Communications, Inc.(b)..........       34,025         614,577
Quicklogic Corp.(b).....................      325,000       2,254,687
Silicon Storage Technology, Inc.(b).....      120,000       1,417,500
Stanford Microdevices, Inc.(b)..........       18,750         675,000
TriQuint Semiconductor, Inc.(b).........      130,000       5,679,375
Virata Corp.(b).........................       97,000       1,054,875
                                                         ------------
                                                           46,323,555
                                                         ------------
ENGINEERING & CONSTRUCTION--0.7%
SBA Communications Corp.(b).............       73,000       2,997,562
EQUIPMENT (SEMICONDUCTORS)--0.6%
Cymer, Inc.(b)..........................       90,000       2,316,094
FINANCIAL (DIVERSIFIED)--1.4%
Federal Agricultural Mortgage Corp.
Class C(b)..............................      179,000       4,184,125
Pinnacle Holdings, Inc.(b)..............      173,000       1,567,812
                                                         ------------
                                                            5,751,937
                                                         ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--3.9%
ImmunoGen, Inc.(b)......................       57,400       1,230,513
Inhale Therapeutic Systems, Inc.(b).....       69,000       3,484,500
Ista Pharmaceuticals, Inc.(b)...........       67,150         755,438
Medicines Co. (The)(b)..................      147,000       3,013,500
PRAECIS Pharmaceuticals, Inc.(b)........      127,000       3,714,750
Tanox, Inc.(b)..........................       92,810       3,636,992
                                                         ------------
                                                           15,835,693
                                                         ------------

                                               SHARES       VALUE
                                              --------   ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--3.4%
AeroGen, Inc.(b)........................       57,000    $    605,625
Affymetrix, Inc.(b).....................       76,200       5,672,138
ArthroCare Corp.(b).....................      192,000       3,744,000
MiniMed, Inc.(b)........................       54,000       2,269,688
STAAR Surgical Co.(b)(c)................       95,915       1,342,810
                                                         ------------
                                                           13,634,261
                                                         ------------
HEALTH CARE (SPECIALIZED SERVICES)--1.7%
Arena Pharmaceuticals, Inc.(b)..........       83,000       1,286,500
CuraGen Corp.(b)........................       70,500       1,925,531
Omnicare, Inc...........................      176,000       3,806,000
                                                         ------------
                                                            7,018,031
                                                         ------------
INVESTMENT MANAGEMENT--3.6%
Gabelli Asset Management, Inc. Class
A(b)....................................      110,000       3,650,625
Stewart (W.P) & Co. Ltd(b)..............      136,770       3,556,020
Stilwell Financial, Inc.................      190,000       7,493,125
                                                         ------------
                                                           14,699,770
                                                         ------------
LEISURE TIME (PRODUCTS)--0.2%
Meade Instruments Corp.(b)..............      114,200         749,438
OIL & GAS (DRILLING & EQUIPMENT)--0.5%
Grey Wolf, Inc.(b)......................      356,000       2,091,500
OIL & GAS (EXPLORATION & PRODUCTION)--4.0%
Barrett Resources Corp.(b)..............       79,000       4,488,188
Forest Oil Corp.(b).....................       79,500       2,931,563
Houston Exploration Co. (The)(b)........      104,000       3,965,000
Louis Dreyfus Natural Gas Corp.(b)......      110,000       5,039,375
                                                         ------------
                                                           16,424,126
                                                         ------------
PUBLISHING--0.9%
Scholastic Corp.(b).....................       39,000       3,456,375
RESTAURANTS--1.7%
California Pizza Kitchen, Inc.(b).......       41,500       1,172,375
Cheesecake Factory, Inc. (The)(b).......      150,000       5,756,250
                                                         ------------
                                                            6,928,625
                                                         ------------
RETAIL (BUILDING SUPPLIES)--0.8%
Fastenal Co.............................       58,000       3,182,750
RETAIL (COMPUTERS & ELECTRONICS)--0.1%
Good Guys, Inc. (The)(b)................      185,000         555,000
RETAIL (FOOD CHAINS)--3.3%
Smart & Final, Inc.(b)..................       96,499         820,242
Whole Foods Market, Inc.(b).............      205,000      12,530,625
                                                         ------------
                                                           13,350,867
                                                         ------------

                       See Notes to Financial Statements                      31

Phoenix-Engemann Small & Mid-Cap Growth Fund

                                               SHARES       VALUE
                                              --------   ------------
RETAIL (SPECIALTY)--2.2%
Cost Plus, Inc.(b)......................      306,000    $  8,988,750
RETAIL (SPECIALTY-APPAREL)--0.8%
Children's Place Retail Stores, Inc.
(The)(b)................................      152,000       3,078,000
SERVICES (COMMERCIAL & CONSUMER)--4.5%
Corporate Executive Board Co.
(The)(b)................................      180,000       7,157,813
Edison Schools, Inc.(b).................      118,250       3,724,875
Energy Exploration Technologies,
Inc.(b).................................      224,500       1,347,000
FreeMarkets, Inc.(b)....................      101,000       1,919,000
NCO Group, Inc.(b)......................      106,000       3,219,750
Rent-Way, Inc.(b).......................       50,000         221,875
Universal Access, Inc.(b)...............       68,700         549,600
                                                         ------------
                                                           18,139,913
                                                         ------------
SERVICES (COMPUTER SYSTEMS)--0.1%
Sapient Corp.(b)........................       22,300         266,206
SERVICES (FACILITIES & ENVIRONMENTAL)--0.5%
Tetra Tech, Inc.(b).....................       69,000       2,199,375
TELECOMMUNICATIONS (LONG DISTANCE)--0.5%
Winstar Communications, Inc.(b).........      181,000       2,115,438
---------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $291,848,125)                            339,686,453
---------------------------------------------------------------------
FOREIGN COMMON STOCKS--5.6%
COMMUNICATIONS EQUIPMENT--1.0%
Research in Motion Ltd. (Canada)(b).....       50,000       4,000,000
COMPUTERS (SOFTWARE & SERVICES)--1.7%
IONA Technologies PLC ADR
(Ireland)(b)............................       47,000       3,149,000
Precise Software Solutions Ltd.
(Israel)(b).............................      157,015       3,886,121
                                                         ------------
                                                            7,035,121
                                                         ------------
ELECTRONICS (INSTRUMENTATION)--0.2%
Exfo Electro-Optical Engineering, Inc.
(Canada)(b).............................       23,400         611,325
ELECTRONICS (SEMICONDUCTORS)--0.6%
C-MAC Industries, Inc. (Canada)(b)......       53,000       2,351,875
INSURANCE (LIFE/HEALTH)--0.8%
London Pacific Group Ltd. ADR (United
Kingdom)................................      412,000       3,115,750

                                               SHARES       VALUE
                                              --------   ------------
OFFICE EQUIPMENT & SUPPLIES--0.1%
Trintech Group PLC ADR (Ireland)(b).....       40,000    $    440,000
OIL & GAS (DRILLING & EQUIPMENT)--0.5%
Precision Drilling Corp. (Canada)(b)....       56,000       2,103,500
OIL & GAS (EXPLORATION & PRODUCTION)--0.7%
Encal Energy Ltd. (Canada)(b)...........      430,000       3,048,915
---------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $21,622,125)                              22,706,486
---------------------------------------------------------------------
PREFERRED STOCKS--0.4%
COMMUNICATIONS EQUIPMENT--0.2%
Metro Optix, Inc. Series B Pfd.(b)(c)...       91,918         909,988
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.2%
Micro Photonix Series C Pfd.(b)(c)......      123,510         780,003
---------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $1,689,988)                                1,689,991
---------------------------------------------------------------------

                                 STANDARD
                                 & POOR'S       PAR
                                  RATING       VALUE
                                (Unaudited)    (000)
                                -----------   --------
CONVERTIBLE BONDS--0.3%
COMMUNICATIONS EQUIPMENT--0.3%
Cyras Systems, Inc. 144A
4.50%, 8/15/05(d).............      NR        $   663         785,655

Kestrel Solutions, Inc. 144A
5.50%, 7/15/05(d).............      NR            520         482,950
---------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $1,183,000)                                1,268,605
---------------------------------------------------------------------

TOTAL INVESTMENTS--89.9%
(IDENTIFIED COST $316,343,238)                                   365,351,535(a)
Other assets and liabilities, net--10.1%                          40,967,357
                                                                ------------
NET ASSETS--100.0%                                              $406,318,892
                                                                ============

(a)                     Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $113,613,880 and gross depreciation of $64,949,275 for
                        federal income tax purposes. At December 31, 2000, the
                        aggregate cost of securities for federal income tax purposes was $316,686,930.
(b)                     Non-income producing.
(c)                     Private placement. Security valued at fair value as
                        detrmined in good faith by or under the direction of the
                        Trustees.
(d)                     Security exempt from registration under Rule 144A of the
                        Securities Act of 1933. These securities may be resold in
                        transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities amounted to a value of $1,268,605 or 0.3% of net assets.

32                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $316,343,238)                              $  365,351,535
Cash                                                              53,750,372
Receivables
  Investment securities sold                                       1,371,096
  Fund shares sold                                                 3,307,035
  Interest and dividends                                             304,027
                                                              --------------
    Total assets                                                 424,084,065
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                 13,847,000
  Fund shares repurchased                                          3,272,129
  Investment advisory fee                                            307,342
  Distribution fee                                                   193,214
  Transfer agent fee                                                  40,494
  Financial agent fee                                                 24,593
  Trustees' fee                                                        1,334
Accrued expenses                                                      79,067
                                                              --------------
    Total liabilities                                             17,765,173
                                                              --------------
NET ASSETS                                                    $  406,318,892
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  362,917,594
Accumulated net realized loss                                     (5,606,999)
Net unrealized appreciation                                       49,008,297
                                                              --------------
NET ASSETS                                                    $  406,318,892
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $231,453,202)                6,097,356
Net asset value per share                                             $37.96
Offering price per share 37.96/(1-5.75%)                              $40.28
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $99,059,526)                 2,697,730
Net asset value and offering price per share                          $36.72
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $75,806,164)                 2,065,916
Net asset value and offering price per share                          $36.69

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Interest                                                      $    2,314,591
Dividends                                                            105,718
                                                              --------------
    Total investment income                                        2,420,309
                                                              --------------
EXPENSES
Investment advisory fee                                            3,377,209
Distribution fee, Class A                                            512,297
Distribution fee, Class B                                          1,001,418
Distribution fee, Class C                                            646,292
Financial agent fee                                                  151,451
Administration                                                       706,639
Transfer agent                                                       249,433
Printing                                                              85,789
Registration                                                          38,422
Professional                                                          18,967
Custodian                                                             16,213
Trustees                                                              16,205
Miscellaneous                                                          4,882
                                                              --------------
    Total expenses                                                 6,825,217
    Less expenses borne by administrator                             (20,742)
                                                              --------------
    Net expenses                                                   6,804,475
                                                              --------------
NET INVESTMENT LOSS                                               (4,384,166)
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (942,715)
Net change in unrealized appreciation (depreciation)
  on investments                                                 (77,784,815)
                                                              --------------
NET LOSS ON INVESTMENTS                                          (78,727,530)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $  (83,111,696)
                                                              ==============

                       See Notes to Financial Statements                      33

Phoenix-Engemann Small & Mid-Cap Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            12/31/00      12/31/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $ (4,384,166) $ (2,227,655)
  Net realized gain (loss)                    (942,715)    6,348,167
  Net change in unrealized appreciation
    (depreciation)                         (77,784,815)  103,350,257
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              (83,111,696)  107,470,769
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (5,305,255 and 2,162,580 shares,
    respectively)                          247,186,590    58,137,050
  Cost of shares repurchased (2,199,672
    and 1,421,135 shares, respectively)   (102,528,732)  (38,629,734)
                                          ------------  ------------
Total                                      144,657,858    19,507,316
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares
    (1,318,254 and 609,129 shares,
    respectively)                           59,976,446    15,875,386
  Cost of shares repurchased (325,474
    and 242,043 shares, respectively)      (14,179,902)   (5,699,467)
                                          ------------  ------------
Total                                       45,796,544    10,175,919
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares
    (1,389,297 and 406,932 shares,
    respectively)                           62,781,482    10,621,041
  Cost of shares repurchased (191,558
    and 174,616 shares, respectively)       (8,248,326)   (4,172,562)
                                          ------------  ------------
Total                                       54,533,156     6,448,479
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                244,987,558    36,131,714
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    161,875,862   143,602,483
NET ASSETS
  Beginning of period                      244,443,030   100,840,547
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS)
    OF $0 AND $0, RESPECTIVELY]           $406,318,892  $244,443,030
                                          ============  ============

34                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 CLASS A
                                                 ------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31
                                                 ------------------------------------------------------------------------
                                                     2000             1999            1998            1997           1996
Net asset value, beginning of period             $  44.45         $  24.08         $ 21.09         $ 18.39         $14.90
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)                   (0.39)           (0.37)          (0.30)          (0.31)         (0.12)
  Net realized and unrealized gain
    (loss)                                          (6.10)           20.74            3.31            5.07           7.45
                                                 --------         --------         -------         -------         ------
      TOTAL FROM INVESTMENT OPERATIONS              (6.49)           20.37            3.01            4.76           7.33
                                                 --------         --------         -------         -------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income                 --               --              --              --          (0.28)
  Dividends from net realized gains                    --               --              --           (2.06)         (3.56)
  In excess of accumulated net realized
    gains                                              --               --           (0.02)             --             --
                                                 --------         --------         -------         -------         ------
      TOTAL DISTRIBUTIONS                              --               --           (0.02)          (2.06)         (3.84)
                                                 --------         --------         -------         -------         ------
Change in net asset value                           (6.49)           20.37            2.99            2.70           3.49
                                                 --------         --------         -------         -------         ------
NET ASSET VALUE, END OF PERIOD                   $  37.96         $  44.45         $ 24.08         $ 21.09         $18.39
                                                 ========         ========         =======         =======         ======
Total return(2)                                   (14.60)%          84.59%          14.29%          26.41%          52.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $231,453         $132,996         $54,187         $27,771         $7,859

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                             1.51%            1.73%           1.78%           1.80%           1.10%
Net investment income (loss)                       (0.85)%          (1.40)%         (1.39)%         (1.40)%         (0.70)%
Portfolio turnover                                    78%             105%            147%          313.5%          297.1%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the administrator had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.51%, 1.75%, 1.83%, 1.80% and 1.90% for the periods ended December 31, 2000, 1999, 1998,
     1997 and 1996, respectively.

                       See Notes to Financial Statements                      35

Phoenix-Engemann Small & Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                   CLASS B
                                                 ----------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31
                                                 ----------------------------------------------------------------------------
                                                     2000             1999             1998             1997             1996
Net asset value, beginning of period             $  43.32         $  23.64         $  20.87         $  18.35         $  16.44(6)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)                   (0.72)           (0.55)           (0.45)           (0.46)           (0.32)
  Net realized and unrealized gain
    (loss)                                          (5.88)           20.23             3.24             5.04             2.43
                                                 --------         --------         --------         --------         --------
      TOTAL FROM INVESTMENT OPERATIONS              (6.60)           19.68             2.79             4.58             2.11
                                                 --------         --------         --------         --------         --------
LESS DISTRIBUTIONS
  Dividends from net investment income                 --               --               --               --               --
  Dividends from net realized gains                    --               --               --            (2.06)           (0.20)
  In excess of accumulated net realized
    gains                                              --               --            (0.02)              --               --
                                                 --------         --------         --------         --------         --------
      TOTAL DISTRIBUTIONS                              --               --            (0.02)           (2.06)           (0.20)
                                                 --------         --------         --------         --------         --------
Change in net asset value                           (6.60)           19.68             2.77             2.52             1.91
                                                 --------         --------         --------         --------         --------
NET ASSET VALUE, END OF PERIOD                   $  36.72         $  43.32         $  23.64         $  20.87         $  18.35
                                                 ========         ========         ========         ========         ========
Total return(2)                                   (15.24)%          83.25%           13.39%           25.49%            12.84%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $99,060          $73,863          $31,631          $17,298           $1,480

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                             2.26%            2.48%            2.53%            2.60%             2.60%(4)
  Net investment income (loss)                     (1.61)%          (2.15)%          (2.14)%          (2.10)%           (2.20)%(4)
Portfolio turnover                                    78%             105%             147%           313.5%            297.1%

                                                                                   CLASS C
                                                 ----------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31
                                                 ----------------------------------------------------------------------------
                                                     2000             1999             1998             1997             1996
Net asset value, beginning of period             $  43.29         $  23.63         $  20.87         $  18.35         $  17.99(6)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1)                   (0.70)           (0.55)           (0.45)           (0.47)           (0.29)
  Net realized and unrealized gain
    (loss)                                          (5.90)           20.21             3.23             5.05             0.85
                                                 --------         --------         --------         --------         --------
      TOTAL FROM INVESTMENT OPERATIONS              (6.60)           19.66             2.78             4.58             0.56
                                                 --------         --------         --------         --------         --------
LESS DISTRIBUTIONS
  Dividends from net investment income                 --               --               --               --               --
  Dividends from net realized gains                    --               --               --            (2.06)           (0.20)
  In excess of accumulated net realized
    gains                                              --               --            (0.02)              --               --
                                                 --------         --------         --------         --------         --------
      TOTAL DISTRIBUTIONS                              --               --            (0.02)           (2.06)           (0.20)
                                                 --------         --------         --------         --------         --------
Change in net asset value                           (6.60)           19.66             2.76             2.52             0.36
                                                 --------         --------         --------         --------         --------
NET ASSET VALUE, END OF PERIOD                   $  36.69         $  43.29         $  23.63         $  20.87         $  18.35
                                                 ========         ========         ========         ========         ========
Total return(2)                                   (15.25)%          83.20%           13.34%           25.49%             3.12%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $75,806          $37,584          $15,023           $8,080              $54

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                             2.26%            2.48%            2.53%            2.60%             2.60%(4)
  Net investment income (loss)                     (1.59)%          (2.15)%          (2.14)%          (2.10)%           (2.20)%(4)
Portfolio turnover                                    78%             105%             147%           313.5%            297.1%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the administrator had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.26%, 2.50%, 2.58% and 2.60% for the periods ended, December 31, 2000, 1999, 1998 and 1997, respectively.
(4)  Annualized.
(5)  Not annualized.
(6) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 8, 1996, respectively.

36                     See Notes to Financial Statements

PHOENIX-ENGEMANN VALUE 25 FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: SHAREHOLDERS RECEIVED NOTIFICATION LAST MONTH THAT THE BOARD OF TRUSTEES HAD VOTED TO CLOSE THE FUND. WHAT WERE THEIR REASONS?

A: Since its opening, the Fund has experienced limited asset growth. At its present size the Fund is too small to operate efficiently; therefore, the Board of Trustees voted unanimously to terminate and liquidate the Fund effective February 23, 2001.

Q: HOW DID THE FUND PERFORM FOR THE 12 MONTHS ENDED DECEMBER 31, 2000.

A: The Fund's Class A shares returned (9.98)% compared with a return of (9.19)% for the S&P 500 Index.(1) Class B shares were down 10.67% and Class C shares declined 10.60% for the year. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

Q: WHAT WERE THE BRIGHT SPOTS IN THE FUND?

A: In a year when tech stocks really suffered, the Fund benefited from its lack of investments in this area. Our quantitative model directed us to investments in the manufacturing and basic material sectors of the economy, which tended to fare better in 2000. "Old economy" stocks like Raytheon (which we sold during the year), Dow Chemical and May Department Stores were good performers for the Fund.

Q: WHAT WERE SOME DISAPPOINTMENTS?

A: Certain stocks in the Fund did poorly in 2000. Armstrong Holdings and Service Corp. (a position that was liquidated during the year) were two of the worst performers during the year. Armstrong Holdings was subject to asbestos litigation that adversely affected its financial performance. Service Corp. also had its problems as its core business slowed down while its debt-servicing capabilities deteriorated.

                                                                JANUARY 19, 2001

(1) THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Engemann Value 25 Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/00

                                          INCEPTION    INCEPTION
                                1 YEAR   TO 12/31/00      DATE
                                -------  -----------  ------------
Class A Shares at NAV(2)         (9.98)%      2.70%     12/17/96
Class A Shares at POP(3)        (15.16)       1.21      12/17/96
Class B Shares at NAV(2)        (10.67)       1.55        1/9/97
Class B Shares with CDSC(4)     (14.14)       1.18        1/9/97
Class C Shares at NAV(2)        (10.60)       1.58        1/9/97
Class C Shares with CDSC(4)     (10.60)       1.58        1/9/97
S&P 500 Index(7)                 (9.19)     Note 5        Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 17.68% for Class A (since 12/17/96) and 16.80% for Class B and Class C (since 1/9/97), respectively.
(6) This chart illustrates POP returns on Class A shares only. Returns on Class B and Class C shares will vary due to differing sales charges.
(7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX-ENGEMANN VALUE 25
            FUND CLASS A(6)       S&P 500 INDEX(7)
12/96                     $9,425           $10,000
96                        $9,623           $10,210
97                       $11,539           $13,617
98                       $12,373           $17,533
99                       $11,662           $21,239
00                       $10,498           $19,288

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/17/96 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Cyclicals  37%
Basic Materials     19%
Capital Goods       17%
Consumer Staples    13%
Energy               9%
Technology           5%

Phoenix-Engemann Value 25 Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Genuine Parts Co.                                              5.1%
        DISTRIBUTOR OF AUTO REPLACEMENT PARTS
    2.  Weyerhaeuser Co.                                               4.8%
        TIMBER PRODUCTS PRODUCER
    3.  Springs Industries, Inc. Class A                               4.7%
        PRODUCES FINISHED FABRICS AND HOME FURNISHINGS
    4.  Dow Chemical Co. (The)                                         4.7%
        CHEMICALS, METALS, AND PLASTICS PRODUCER
    5.  May Department Stores Co. (The)                                4.6%
        LARGE DEPARTMENT STORE CHAIN
    6.  Occidental Petroleum Corp.                                     4.6%
        MAJOR DIVERSIFIED ENERGY COMPANY
    7.  Louisiana-Pacific Corp.                                        4.5%
        LUMBER, PLYWOOD AND PULP PRODUCER
    8.  Stanley Works, The                                             4.5%
        FULL-LINE HARDWARE PRODUCER
    9.  Sunoco, Inc.                                                   4.4%
        INVOLVED IN PETROLEUM REFINING AND MARKETING OPERATIONS
   10.  Cooper Tire & Rubber Co.                                       4.3%
        MANUFACTURER OF AUTO AND TRUCK TIRES AND RUBBER PRODUCTS

                        INVESTMENTS AT DECEMBER 31, 2000

                                          SHARES      VALUE
                                          -------  -----------
COMMON STOCKS--97.0%

AUTO PARTS & EQUIPMENT--16.1%
Cooper Tire & Rubber Co.............      52,700   $   559,937
Dana Corp...........................      24,700       378,219
Genuine Parts Co....................      25,000       654,687
Snap-on, Inc........................      17,600       490,600
                                                   -----------
                                                     2,083,443
                                                   -----------
AUTOMOBILES--3.5%
Ford Motor Co.......................      19,000       445,312
CHEMICALS--4.7%
Dow Chemical Co. (The)..............      16,600       607,975

CHEMICALS (DIVERSIFIED)--4.2%
PPG Industries, Inc.................      11,800       546,488

CONSUMER (JEWELRY, NOVELTIES & GIFTS)--2.2%
American Greetings Corp.............      30,300       285,956

ELECTRICAL EQUIPMENT--4.0%
Cooper Industries, Inc..............      11,200       514,500

FOODS--4.2%
ConAgra Foods, Inc..................      21,100       548,600

HARDWARE & TOOLS--4.5%
Stanley Works, The..................      18,700       583,206

HOUSEWARES--4.6%
Armstrong Holdings, Inc.............      44,400        91,575

                                          SHARES      VALUE
                                          -------  -----------
HOUSEWARES--CONTINUED
Newell Rubbermaid, Inc..............      22,000   $   500,500
                                                   -----------
                                                       592,075
                                                   -----------

MACHINERY (DIVERSIFIED)--4.2%
Caterpillar, Inc....................      11,500       544,094

OIL & GAS (REFINING & MARKETING)--4.4%
Sunoco, Inc.........................      16,900       569,319

OIL (DOMESTIC INTEGRATED)--4.6%
Occidental Petroleum Corp...........      24,300       589,275

PAPER & FOREST PRODUCTS--9.3%
Louisiana-Pacific Corp..............      57,700       584,213
Weyerhaeuser Co.....................      12,200       619,150
                                                   -----------
                                                     1,203,363
                                                   -----------

PHOTOGRAPHY/IMAGING--5.1%
Eastman Kodak Co....................      11,000       433,125
Polaroid Corp.......................      39,500       229,594
                                                   -----------
                                                       662,719
                                                   -----------

RETAIL (DEPARTMENT STORES)--4.6%
May Department Stores Co. (The).....      18,100       592,775

SPECIALTY PRINTING--4.1%
Donnelley (R.R.) & Sons Co..........      19,600       529,200

TEXTILES (HOME FURNISHINGS)--4.7%
Springs Industries, Inc. Class A....      18,800       609,825

                       See Notes to Financial Statements                      39

Phoenix-Engemann Value 25 Fund

                                          SHARES      VALUE
                                          -------  -----------
TRUCKS & PARTS--8.0%
Cummins Engine Co., Inc.............      13,500   $   512,156
PACCAR, Inc.........................      10,500       517,125
                                                   -----------
                                                     1,029,281
                                                   -----------
--------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $14,770,830)                       12,537,406
--------------------------------------------------------------

TOTAL INVESTMENTS--97.0%
(IDENTIFIED COST $14,770,830)          12,537,406(a)
Other assets and liabilities,
net--3.0%                                 391,178
                                      -----------
NET ASSETS--100.0%                    $12,928,584
                                      ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,263,779 and gross depreciation of $3,555,799 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $14,829,426.

40                     See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $14,770,830)                               $   12,537,406
Cash                                                                 337,614
Receivables
  Fund shares sold                                                    98,830
  Receivable from administrator                                       15,212
  Dividends and interest                                              45,114
                                                              --------------
    Total assets                                                  13,034,176
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                             29,507
  Professonal fee                                                     18,380
  Transfer agent fee                                                  12,648
  Printing fee                                                        12,586
  Registration fee                                                    11,740
  Custodian fee                                                        7,036
  Distribution fee                                                     6,414
  Financial agent fee                                                  3,820
  Trustees' fee                                                        1,334
Accrued expenses                                                       2,127
                                                              --------------
    Total liabilities                                                105,592
                                                              --------------
NET ASSETS                                                    $   12,928,584
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   20,676,565
Undistributed net investment income                                    3,378
Accumulated net realized loss                                     (5,517,935)
Net unrealized depreciation                                       (2,233,424)
                                                              --------------
NET ASSETS                                                    $   12,928,584
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $6,066,941)                    757,598
Net asset value per share                                              $8.01
Offering price per share $8.01/(1-5.75%)                               $8.50
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $5,104,372)                    642,285
Net asset value and offering price per share                           $7.95
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,757,271)                    221,114
Net asset value and offering price per share                           $7.95

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Dividends                                                     $      694,842
Interest                                                               7,776
                                                              --------------
    Total investment income                                          702,618
                                                              --------------
EXPENSES
Investment advisory fee                                              143,474
Distribution fee, Class A                                             20,667
Distribution fee, Class B                                             55,323
Distribution fee, Class C                                             21,111
Financial agent fee                                                   23,595
Administration                                                        48,764
Transfer agent                                                        36,117
Registration                                                          25,827
Professonal                                                           19,285
Printing                                                              15,927
Trustees                                                              14,541
Custodian                                                              7,036
Miscellaneous                                                          4,128
                                                              --------------
    Total expenses                                                   435,795
    Less expenses borne by administrator                            (112,559)
                                                              --------------
    Net expenses                                                     323,236
                                                              --------------
NET INVESTMENT INCOME                                                379,382
                                                              ==============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                   (5,376,446)
Net change in unrealized appreciation (depreciation) on
  investments                                                      2,106,998
                                                              --------------
NET LOSS ON INVESTMENTS                                           (3,269,468)
                                                              ==============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   (2,890,086)
                                                              ==============

                       See Notes to Financial Statements                      41

Phoenix-Engemann Value 25 Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                          Year Ended   Year Ended
                                           12/31/00     12/31/99
                                          -----------  -----------
FROM OPERATIONS
  Net investment income (loss)            $   379,382  $   300,070
  Net realized gain (loss)                 (5,376,466)   3,211,792
  Net change in unrealized appreciation
    (depreciation)                          2,106,998   (5,116,766)
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              (2,890,086)  (1,604,904)
                                          -----------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A             (226,379)    (199,489)
  Net investment income, Class B             (141,852)     (63,334)
  Net investment income, Class C              (49,670)     (25,820)
  Net realized gains, Class A                  (5,386)  (1,953,603)
  Net realized gains, Class B                  (4,469)  (1,144,495)
  Net realized gains, Class C                  (1,477)    (477,608)
  In excess of net realized gains, Class
    A                                              --      (71,100)
  In excess of net realized gains, Class
    B                                              --      (41,654)
  In excess of net realized gains, Class
    C                                              --      (17,382)
                                          -----------  -----------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS            (429,233)  (3,994,485)
                                          -----------  -----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (266,643
    and 174,138 shares, respectively)       2,120,181    2,143,783
  Net asset value of shares issued from
    reinvestment of distributions
    (27,990 and 229,321 shares,
    respectively)                             211,221    2,131,821
  Cost of shares repurchased (999,337
    and 495,346 shares, respectively)      (7,862,790)  (5,870,932)
                                          -----------  -----------
Total                                      (5,531,388)  (1,595,328)
                                          -----------  -----------
CLASS B
  Proceeds from sales of shares (160,779
    and 107,152 shares, respectively)       1,277,351    1,292,314
  Net asset value of shares issued from
    reinvestment of distributions
    (16,764 and 105,576 shares,
    respectively)                             125,131      975,535
  Cost of shares repurchased (358,470
    and 336,907 shares, respectively)      (2,846,080)  (3,840,069)
                                          -----------  -----------
Total                                      (1,443,598)  (1,572,220)
                                          -----------  -----------
CLASS C
  Proceeds from sales of shares (75,793
    and 47,266 shares, respectively)          582,201      586,348
  Net asset value of shares issued from
    reinvestment of distributions
    (5,867 and 49,536 shares,
    respectively)                              43,879      459,616
  Cost of shares repurchased (204,537
    and 326,376 shares, respectively)      (1,602,257)  (3,792,417)
                                          -----------  -----------
Total                                        (976,177)  (2,746,453)
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                (7,951,163)  (5,914,001)
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS   (11,270,482) (11,513,390)
NET ASSETS
  Beginning of period                      24,199,066   35,712,456
                                          -----------  -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS)
    OF $3,378 AND $41,897, RESPECTIVELY]  $12,928,584  $24,199,066
                                          ===========  ===========

42                     See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                     CLASS A
                                     -----------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,                      INCEPTION
                                     --------------------------------------------------------    12/17/96 TO
                                            2000           1999           1998           1997     12/31/96
Net asset value, beginning of
  period                             $      9.23    $     11.64    $     11.56    $     10.11    $    10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)              0.22(1)        0.17           0.15(1)        0.17(1)         --(1)
  Net realized and unrealized gain
    (loss)                                 (1.16)         (0.84)          0.66           1.95          0.11
                                     -----------    -----------    -----------    -----------    ----------
      TOTAL FROM INVESTMENT
        OPERATIONS                         (0.94)         (0.67)          0.81           2.12          0.11
                                     -----------    -----------    -----------    -----------    ----------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                 (0.27)         (0.16)         (0.14)         (0.12)           --
  Dividends from net realized gains        (0.01)         (1.52)         (0.59)         (0.55)           --
  In excess of net realized gains             --          (0.06)            --             --            --
                                     -----------    -----------    -----------    -----------    ----------
      TOTAL DISTRIBUTIONS                  (0.28)         (1.74)         (0.73)         (0.67)           --
                                     -----------    -----------    -----------    -----------    ----------
Change in net asset value                  (1.22)         (2.41)          0.08           1.45          0.11
                                     -----------    -----------    -----------    -----------    ----------
NET ASSET VALUE, END OF PERIOD       $      8.01    $      9.23    $     11.64    $     11.56    $    10.11
                                     ===========    ===========    ===========    ===========    ==========
Total return(2)                           (9.98)%        (5.75)%          7.23%         21.10%         1.10%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $6,067        $13,500        $18,090        $19,518          $482

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                    1.67%          1.75%           1.75%          1.80%         1.70%(4)
  Net investment income (loss)             2.71%          1.32%           1.25%          1.40%         1.80%(4)
Portfolio turnover                          123%           181%            135%          87.7%           --%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the administrator had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.36%, 1.84%, 1.86% and 1.80% for the periods ended December 31, 2000, 1999, 1998 and 1997, respectively.
(4)  Annualized.
(5)  Not annualized.

                       See Notes to Financial Statements                      43

Phoenix-Engemann Value 25 Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                             CLASS B
                                                      ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------------------
                                                         2000            1999            1998           1997
Net asset value, beginning of period                  $  9.17         $ 11.59         $ 11.53         $10.39(7)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                           0.16(1)         0.07            0.06(1)        0.08(1)
  Net realized and unrealized gain (loss)               (1.15)          (0.83)           0.65           1.67
                                                      -------         -------         -------         ------
      TOTAL FROM INVESTMENT OPERATIONS                  (0.99)          (0.76)           0.71           1.75
                                                      -------         -------         -------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income                  (0.22)          (0.08)          (0.06)         (0.06)
  Dividends from net realized gains                     (0.01)          (1.52)          (0.59)         (0.55)
  In excess of net realized gains                          --           (0.06)             --             --
                                                      -------         -------         -------         ------
      TOTAL DISTRIBUTIONS                               (0.23)          (1.66)          (0.65)         (0.61)
                                                      -------         -------         -------         ------
Change in net asset value                               (1.22)          (2.42)           0.06           1.14
                                                      -------         -------         -------         ------
NET ASSET VALUE, END OF PERIOD                        $  7.95         $  9.17         $ 11.59         $11.53
                                                      =======         =======         =======         ======
Total return(2)                                       (10.67)%         (6.46)%           6.41%         16.97%(6)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $5,104          $7,546         $10,981         $8,799

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                                 2.42%           2.50%            2.50%          2.60%(5)
  Net investment income (loss)                          2.06%           0.56%            0.54%          0.70%(5)
Portfolio turnover                                       123%            181%             135%          87.7%

                                                                             CLASS C
                                                      ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------------------
                                                         2000            1999            1998           1997
Net asset value, beginning of period                  $  9.16         $ 11.58         $ 11.52         $10.39(7)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                           0.16(1)         0.08            0.06(1)        0.09(1)
  Net realized and unrealized gain (loss)               (1.14)          (0.84)           0.65           1.66
                                                      -------         -------         -------         ------
      TOTAL FROM INVESTMENT OPERATIONS                  (0.98)          (0.76)           0.71           1.75
                                                      -------         -------         -------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income                  (0.22)          (0.08)          (0.06)         (0.07)
  Dividends from net realized gains                     (0.01)          (1.52)          (0.59)         (0.55)
  In excess of net realized gains                          --           (0.06)             --             --
                                                      -------         -------         -------         ------
      TOTAL DISTRIBUTIONS                               (0.23)          (1.66)          (0.65)         (0.62)
                                                      -------         -------         -------         ------
Change in net asset value                               (1.21)          (2.42)           0.06           1.13
                                                      -------         -------         -------         ------
NET ASSET VALUE, END OF PERIOD                        $  7.95         $  9.16         $ 11.58         $11.52
                                                      =======         =======         =======         ======
Total return(2)                                       (10.60)%         (6.49)%           6.42%         17.01%(6)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $1,757          $3,153          $6,642         $4,893

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(4)                                 2.42%           2.50%            2.50%          2.60%(5)
  Net investment income (loss)                          1.97%           0.57%            0.52%          0.80%(5)
Portfolio turnover                                       123%            181%             135%          87.7%

(1)  Computed using average shares outstanding.
(2)  Maximum sales load is not reflected in the total return calculation.
(3) If the administrator had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.16%, 2.59%, 2.61% and 2.60% for the periods ended December 31, 2000, 1999, 1998 and 1997, respectively.
(4) If the administrator had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.11%, 2.59%, 2.61% and 2.60% for the periods ended December 31, 2000, 1999, 1998 and 1997, respectively.
(5)  Annualized.
(6)  Not annualized.
(7) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, January 9, 1997.

44                     See Notes to Financial Statements

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix-Engemann Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, five Funds are offered for sale: Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Focus Growth Fund, Phoenix-Engemann Nifty Fifty Fund, Phoenix-Engemann Small & Mid-Cap Growth Fund and Phoenix-Engemann Value 25 Fund, collectively referred to as the "Funds," are series of The Phoenix-Engemann Funds. Each Fund represents an investment in a separate diversified fund with its own investment objectives. BALANCED RETURN FUND seeks to maximize a total investment return consistent with reasonable risk through a balanced approach. FOCUS GROWTH FUND seeks to achieve long-term capital appreciation. NIFTY FIFTY FUND seeks to achieve long-term capital appreciation by investing in approximately 50 different securities. SMALL & MID-CAP GROWTH FUND seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations below $1.5 billion. VALUE 25 FUND seeks to achieve dividend income and long-term growth of capital by investing in equity securities which the Adviser believes offer the best potential for current dividend yield and long-term capital appreciation.

  Each Fund offers Class A, Class B and Class C shares. Effective April 3, 2000, Class A shares are sold with a front-end sales charge of up to 5.75%. Prior to that date, the maximum sales charge was 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Funds are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Trust is notified. Realized gains and losses are determined on the identified cost basis. The Trust does not amortize premiums but does amortize discounts.

  In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the Trust to amortize premium and discount on all fixed income securities, and classify gains and losses on asset-backed securities presently included in realized gains and losses, as part of interest income. Upon initial adoption, the Trust will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting these accounting principles will not effect the Trust's net asset value, but will change the classification of certain amounts between interest income and unrealized gain/loss in the Statement of Operations. The Trust expects that the impact of the adoption of these principles will not be material to the financial statements.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000 (CONTINUED)

wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in the exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  The Small & Mid-Cap Growth Fund and the Value 25 Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At December 31, 2000, the Funds had no forward currency contracts.

G. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. The Small & Mid-Cap Growth Fund and the Value 25 Fund may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments. At December 31, 2000, the Funds had no futures contracts.

H. OPTIONS:

  Each Fund may write covered options or purchase options contracts for purpose of hedging against changes in the market value of the underlying securities or foreign currencies. Additionally, each Fund may buy and sell options on domestic and foreign securities indices for hedging purposes.

  Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist from the contracts.

  Each Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

J. LOAN AGREEMENTS:

  The Funds may invest in direct debt instruments which are invested in amounts owed by a corporation, governmental, or other borrower to lenders or lending syndicates. The Funds' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000 (CONTINUED)

bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and lender that is selling the loan agreement. For loans which the Funds are a participant, the Funds may not sell their participation in the loan without the lender's prior consent. When the Funds purchase assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due. At December 31, 2000, the Funds had no loan agreements.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Adviser, Roger Engemann & Associates, Inc. ("REA", or the "Adviser"), a wholly owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. a publicly-traded company 60% owned by Phoenix Home Life Mutual Insurance Company, is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each
Fund:

                                   First $50    Next $450    Over $500
                                    Million      Million      Million
                                   ---------    ---------    ---------
Balanced Return Fund...........      0.80%        0.70%        0.60%
Focus Growth Fund..............      0.90%        0.80%        0.70%
Nifty Fifty Fund...............      0.90%        0.80%        0.70%
Small & Mid-Cap Growth Fund....      1.00%        0.90%        0.80%
Value 25 Fund..................      0.90%        0.80%        0.70%

  The Adviser furnishes advice and recommendations with respect to the Funds' securities portfolios, supervises the Funds' investments, provides Fund accounting and pricing, and provides the Trust's Board of Trustees with periodic and special reports on investment securities, economic conditions and other pertinent subjects. The Adviser also performs various administrative and shareholder services for each Fund under separate administration agreements. All normal operating expenses of the Funds, except for fees and expenses associated with investment management services, service fees, distribution fees, Trustees' fees, audit fees and certain legal fees are paid by the Adviser pursuant to the administration agreements.

  Phoenix Equity Planning Corporation ("PEPCO", or the "Administrator") an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $256,071 for Class A shares and deferred sales charges of $588,160 for Class B shares and $86,931 for Class C shares for the year ended December 31, 2000. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each Fund. The distributor has advised the Trust that of the total amount expensed for the year ended December 31, 2000 $4,778,075 was retained by the Distributor, $4,131,637 was paid out to unaffiliated participants and $114,567 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  Effective July 1, 2000, as Distributor of the Trust's shares, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus
(2) the documented cost of the financial agent to provide financial reporting, tax services and oversight of the subagent's performance. For the year ended December 31, 2000, financial agent fees were $626,483, of which PEPCO received $90,000 and administration fees were $3,856,977 of which PEPCO received $104,300. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply. The voluntary expense waiver limitations remain unchanged.

  Prior to that date, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.60% of average daily net assets up to $50 million, 0.50% of average daily net assets of $50 million to $500 million, 0.40% of average daily net assets of $500 million through $625 million, and 0.30% of average daily net assets greater than $625 million: a minimum fee may apply.

  PEPCO has voluntarily agreed to waive, when necessary, a portion of its administration fee so that Other Operating Expenses (operating expenses excluding management fees and 12b-1 fees) do not exceed the following limits:

                                   1st $50     Next $450    Over $500
                                   Million      Million      Million
                                   --------    ---------    ---------
Balanced Return Fund...........     1.09%        0.60%        0.40%
Focus Growth Fund..............     0.99%        0.50%        0.30%
Nifty Fifty Fund...............     0.99%        0.50%        0.30%
Small & Mid-Cap Growth Fund*...     0.50%        0.40%        0.30%
Value 25 Fund*.................     0.50%        0.40%        0.30%

  PEPCO serves as the Fund's transfer agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 2000, transfer agent fees were $1,008,262 of which PEPCO retained $559,055 which is net of fees paid to State Street.

* Prior to March 1, 2000, the expense limits were 0.60%, 0.50% and 0.40%, respectively.

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000 (CONTINUED)

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended December 31, 2000 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:

                                      Purchases        Sales
                                     ------------   ------------
Balanced Return Fund...............  $ 65,415,051   $ 90,001,274
Focus Growth Fund..................   416,635,273    470,275,118
Nifty Fifty Fund...................   446,457,199    454,624,917
Small & Mid Cap Growth Fund........   462,364,508    242,079,515
Value 25 Fund......................    19,543,803     27,891,394

  Purchases and sales of U.S. Governments and agency securities during the year ended December 31, 2000, aggregated $44,762,344 and $0, respectively, for the Balanced Return Fund.

  Written option activity during the year ended December 31, 2000, for the Focus Growth Fund aggregated the following:

                                          Number of    Amount of
                                           Options      Premium
                                          ---------   -----------
Options outstanding at December 31,
  1999..................................     2,100    $ 1,017,416
Options purchased.......................     7,400      4,916,210
Options written.........................    13,500      2,465,676
Options sold............................    (3,900)    (5,352,684)
Options exercised.......................    (4,540)      (894,349)
Options expired.........................   (14,560)    (2,152,269)
                                           -------    -----------
Options outstanding at December 31,
  2000..................................        --             --
                                           =======    ===========

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. CAPITAL LOSS CARRYOVERS

  The following Funds have capital loss carryovers which may be used to offset future capital gains:

                                    Small & Mid-Cap
Expiration Date                       Growth Fund       Value 25 Fund
---------------                     ----------------    -------------
2006............................       $4,320,592        $       --
2008............................          942,715         5,384,971

  Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2000, certain Funds elected to defer capital losses and utilized capital losses deferred in the prior year as follows:

                                 Capital Losses      Prior Year Deferred
                                    Deferred       Capital Losses Utilized
                                 --------------    -----------------------
Balanced Return Fund.........      $2,628,836               $ 17,366
Focus Growth Fund............       1,944,419                     --
Nifty Fifty Fund.............         523,657                     --
Value 25 Fund................          74,367                139,062

6. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Funds have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis. As of December 31, 2000, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                              Capital paid
                            Undistributed     Accumulated     in on shares
                            net investment    net realized    of beneficial
                            income (loss)     gain (loss)       interest
                            --------------    ------------    -------------
Focus Growth Fund.......      $7,516,426        $     --       $(7,516,426)
Nifty Fifty Fund........       6,721,510         919,399        (7,640,909)
Small & Mid-Cap Growth
  Fund..................       4,384,166              --        (4,384,166)

7. SUBSEQUENT EVENT

  On January 16, 2001, the Board of Trustees adopted a plan of liquidation whereby the Value 25 Fund will be terminated and liquidated effective
February 23, 2001. Upon liquidation, net proceeds received will be distributed to the shareholders.

TAX INFORMATION NOTICE (UNAUDITED)
  For the fiscal year ended December 31, 2000 the
following Funds distributed long-term capital gain
dividends as follows:
Balanced Return Fund.....................    $14,657,732
Focus Growth Fund........................     75,813,055
Nifty Fifty Fund.........................     69,628,815

  For federal income tax purposes, a percentage of the ordinary income dividends paid by the following Funds qualify for the dividends received deduction for corporate shareholders:

Balanced Return Fund........................      5.00%
Value 25 Fund...............................     91.15%

  This report is not authorized for distribution to prospective investors in the Phoenix-Engemann Funds unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS
[LOGO]

To the Board of Trustees and Shareholders of The Phoenix-Engemann Funds

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Focus Growth Fund, Phoenix-Engemann Nifty Fifty Fund, Phoenix-Engemann Small & Mid-Cap Growth Fund and the Phoenix-Engemann Value 25 Fund (constituting the Phoenix Engemann Funds, hereafter referred to as the "Trust") at December 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   As discussed in Note 7, the Board of Trustees voted unanimously on January 16, 2001 to terminate and liquidate the Phoenix-Engemann Value 25 Fund effective February 23, 2001.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

PHOENIX-ENGEMANN FUNDS
600 North Rosemead Boulevard
Pasadena, California 91107-2138

TRUSTEES
Roger Engemann
Barry E. McKinley
Robert L. Peterson
Richard C. Taylor
Angela Wong

OFFICERS
Roger Engemann, President
Malcolm Axon, Chief Financial Officer
Tina L. Mitchell, Secretary
John S. Tilson, Vice President
Nancy J. Engberg, Vice President and
  Assistant Secretary

INVESTMENT ADVISERS
Roger Engemann & Associates ("REA")
600 North Rosemead Boulevard
Pasadena, California 91107-2138

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco, California 94111

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926
www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION                         PRSRT STD
56 Prospect Street                                         U.S. Postage
Hartford CT 06115-0480                                         PAID
                                                              Andrew
[LOGO] PHOENIX                                              Associates
       INVESTMENT PARTNERS

For more information about
Phoenix mutual funds, please call
your financial representative or
contact us at 1-800-243-4361. Now
you can access your tax forms online
at www.phoenixinvestments.com.







PXP 2115 (2/01)